                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-08955
                                     ---------

                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND
               (Exact name of Registrant as specified in charter)

                           13455 Noel Road, Suite 1300
                               Dallas, Texas 75240
                    (Address of principal executive offices)

                                James D. Dondero
                        Highland Capital Management, L.P.
                           13455 Noel Road, Suite 1300
                               Dallas, Texas 75240

                                   COPIES TO:
                             Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                            New York, New York 10038
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (877) 532-2834

Date of fiscal year end:   8/31
                           ----

Date of reporting period:  8/31/2004
                           ---------

                                   FORM N-CSR

ITEM 1.   REPORTS TO STOCKHOLDERS.

[GRAPHIC]


HIGHLAND INSTITUTIONAL
FLOATING RATE INCOME FUND


ANNUAL REPORT
AUGUST 31, 2004

[HIGHLAND FUNDS LOGO]

MANAGED BY
HIGHLAND CAPITAL MANAGEMENT, L.P.

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Managers' Report                                                     5

Financial Statements                                                           7

   Investment Portfolio                                                        8

   Statement of Assets and Liabilities                                        26

   Statement of Operations                                                    27

   Statement of Changes in Net Assets                                         28

   Statement of Cash Flows                                                    29

   Statement of Assets and Liabilities                                        30

   Statement of Operations                                                    31

   Statement of Changes in Net Assets                                         32

   Notes to Financial Statements                                              33

   Financial Highlights                                                       40

Report of Independent Registered
Public Accounting Firm                                                        42

Unaudited Information                                                         43

Trustees                                                                      44

Officers                                                                      45

Important Information
About This Report                                                             46

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC       MAY LOSE VALUE
 INSURED       NO BANK GUARANTEE


TO OUR FELLOW SHAREHOLDERS

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND


DEAR SHAREHOLDER:

I am pleased to submit this annual report for the period ended August 31, 2004.

I am also pleased to have announced on April 15, 2004 that Highland Capital Management, L.P. ("Highland") entered into a new investment advisory agreement with the Highland Institutional Floating Rate Income Fund, formerly Columbia Institutional Floating Rate Income Fund. The agreement was approved at a special meeting of the Fund's shareholders held on July 30, 2004. As you may know, since April 15, 2004, when the investment management of the Fund was transferred to Highland and the distribution of the Fund to PFPC Distributors, Inc., Highland acted as advisor to the Fund under an interim agreement pending final shareholder approval.

At the shareholder meeting, five new Trustees were elected to the Fund's Board of Trustees. The Fund's Board of Trustees now consists of: Timothy K. Hui, Scott
F. Kavanaugh, James F. Leary, Bryan A. Ward and R. Joseph Dougherty. Mr. Dougherty is the only Trustee affiliated with Highland. Biographical information for each Trustee can be found in the report that follows.

Effective October 18, 2004, PFPC Inc. ("PFPC") replaced Columbia Funds Services, Inc. as the Fund's transfer agent. As of that date, PFPC assumed all account servicing responsibilities for the Fund.

Some changes that will affect shareholders of the Highland Institutional Floating Rate Income Fund include the following:

Effective October 18, 2004, the name of the Fund changed from Columbia Institutional Floating Rate Income Fund to Highland Institutional Floating Rate Income Fund and you should anticipate new fund CUSIP numbers. (A CUSIP is a unique identification number assigned to each class of a fund by the Committee on Uniform Security Identification Procedures.) Ticker symbols for the Fund will remain the same. A list of the new CUSIP numbers and other information related to these changes are available online at www.highlandfunds.com, our new website.

Please don't hesitate to contact your financial advisor or call Shareholder Services at 877-665-1287 for more information.

In the report that follows, your portfolio manager talks in depth about investment strategies and other factors that affected your Fund's performance during the period. I encourage you to read the report carefully.

I thank you for your business and I look forward to continuing to serve your investment needs.

Sincerely,

/s/ James D. Dondero

James D. Dondero
President

FUND PROFILE

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

QUALITY BREAKDOWN AS OF 08/31/04 (%)

   Baa                                         0.3
   Ba                                         27.2
   B                                          53.9
   Caa                                         5.3
   NR                                         13.3

TOP 5 SECTORS AS OF 08/31/04 (%)

   Cable & Satellite Television                9.3
   Utilities                                   6.5
   Health Care                                 5.6
   Chemicals/Plastics                          5.4
   Telecommunications/Cellular                 4.2

TOP 10 ISSUERS AS OF 08/31/04 (%)

   Nextel Finance                              1.6
   Hilton Head Communications                  1.5
   Century Cable                               1.5
   Key Automotive Group                        1.4
   Charter Communications                      1.3
   UPC Financing Partnership                   1.3
   Mission Energy Holdings                     1.3
   Olympus Cable Holdings                      1.1
   Conseco                                     1.1
   Qwest                                       1.1


Quality is calculated as a percentage of total investments. Sector and issuers are calculated as a percentage of net assets.

[SIDENOTE]

SUMMARY

- FOR THE ONE-YEAR PERIOD THAT ENDED AUGUST 31, 2004, THE FUND RETURNED 10.25%.

                                    OBJECTIVE

The Fund invests all of its investable assets in Highland Floating Rate Limited Liability Company (the "Portfolio"). The Portfolio seeks a high level of current income, consistent with preservation of capital

                                TOTAL NET ASSETS

                                  $66.0 million

PERFORMANCE INFORMATION

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 12/17/98 - 08/31/04

                     COLUMBIA INSTITUTIONAL       CSFB LEVERAGED
                     FLOATING RATE INCOME         LOAN INDEX
  12/17/98           $   10,000                   $   10,000
  12/31/98           $   10,012                   $   10,000
   1/31/99           $   10,079                   $   10,026
   2/28/99           $   10,168                   $    9,983
   3/31/99           $   10,253                   $   10,044
   4/30/99           $   10,330                   $   10,117
   5/31/99           $   10,408                   $   10,247
   6/30/99           $   10,484                   $   10,339
   7/31/99           $   10,555                   $   10,407
   8/31/99           $   10,596                   $   10,370
   9/30/99           $   10,667                   $   10,345
  10/31/99           $   10,721                   $   10,330
  11/30/99           $   10,775                   $   10,397
  12/31/99           $   10,855                   $   10,468
 1/31/2000           $   10,937                   $   10,570
 2/29/2000           $   11,026                   $   10,604
 3/31/2000           $   11,064                   $   10,521
 4/30/2000           $   11,134                   $   10,559
 5/31/2000           $   11,231                   $   10,647
 6/30/2000           $   11,315                   $   10,712
 7/31/2000           $   11,417                   $   10,789
 8/31/2000           $   11,499                   $   10,844
 9/30/2000           $   11,566                   $   10,879
10/31/2000           $   11,624                   $   10,885
11/30/2000           $   11,657                   $   10,908
12/31/2000           $   11,706                   $   10,985
 1/31/2001           $   11,800                   $   11,051
 2/28/2001           $   11,834                   $   11,146
 3/31/2001           $   11,792                   $   11,159
 4/30/2001           $   11,681                   $   11,112
 5/31/2001           $   11,799                   $   11,245
 6/30/2001           $   11,822                   $   11,258
 7/31/2001           $   11,950                   $   11,286
 8/31/2001           $   12,065                   $   11,376
 9/30/2001           $   11,945                   $   11,159
10/31/2001           $   11,749                   $   10,985
11/30/2001           $   11,849                   $   11,158
12/31/2001           $   11,961                   $   11,274
 1/31/2002           $   12,125                   $   11,336
 2/28/2002           $   12,023                   $   11,293
 3/31/2002           $   12,174                   $   11,424
 4/30/2002           $   12,319                   $   11,546
 5/31/2002           $   12,368                   $   11,538
 6/30/2002           $   12,204                   $   11,363
 7/31/2002           $   11,896                   $   11,191
 8/31/2002           $   11,776                   $   11,158
 9/30/2002           $   11,662                   $   11,183
10/31/2002           $   11,606                   $   11,033
11/30/2002           $   11,749                   $   11,223
12/31/2002           $   11,931                   $   11,399
 1/31/2003           $   12,062                   $   11,553
 2/28/2003           $   12,086                   $   11,613
 3/31/2003           $   12,217                   $   11,651
 4/30/2003           $   12,499                   $   11,815
 5/31/2003           $   12,793                   $   11,974
 6/30/2003           $   13,002                   $   12,143
 7/31/2003           $   13,075                   $   12,225
 8/31/2003           $   13,130                   $   12,252
 9/30/2003           $   13,322                   $   12,375
10/31/2003           $   13,502                   $   12,486
11/30/2003           $   13,710                   $   12,577
12/31/2003           $   13,863                   $   12,655
 1/31/2004           $   14,121                   $   12,787
 2/29/2004           $   14,169                   $   12,826
 3/31/2004           $   14,219                   $   12,879
 4/30/2004           $   14,298                   $   12,938
 5/31/2004           $   14,330                   $   12,968
 6/30/2004           $   14,403                   $   13,051
 7/31/2004           $   14,439                   $   13,097
 8/31/2004           $   14,475                   $   13,120

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Credit Suisse First Boston (CSFB) Leveraged Loan Index is an unmanaged index that tracks the performance of senior floating rate bank loans. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from December 31, 1998.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)

   INCEPTION               12/17/98
   1-year                     10.25
   5-year                      6.44
   Life                        6.70

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)

   1-year                     10.77
   5-year                      6.56
   Life                        6.82

Investors should consider the investment objectives, risks, charges and expenses of the Highland Funds carefully before investing. A prospectus with this and other information about the Fund may be obtained at 1-877-665-1287 or www.highlandfunds.com. The prospectus should be read carefully before investing. All results shown assume reinvestment of distributions. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor. Absent these waivers and reimbursement arrangements, performance results would have been lower. Inception returns are calculated from December 17, 1998.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 12/17/98 - 08/31/04

   The fund                   $ 14,475

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.highlandfunds.com for daily net asset values and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004

      ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID           FUND'S ANNUALIZED
   BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)       EXPENSE RATIO (%)
     ACTUAL    HYPOTHETICAL        ACTUAL   HYPOTHETICAL     ACTUAL   HYPOTHETICAL
    1,000.00     1,000.00         1,009.17    1,008.87        3.79        3.79                   0.75

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in most recent fiscal half-year and divided by 366.

Had the advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from PFPC Inc., your account balance is available online at www.highlandfunds.com or by calling Shareholder Services at 877.665.1287

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

ECONOMIC UPDATE

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

Despite occasional uncertainty about jobs and consumer spending, the US economy grew at a pace of more than 4.5% during the 12-month period that began September 1, 2003 and ended August 31, 2004. Growth slowed in the final months of the period, and many economists lowered their expectations for the balance of 2004. Nevertheless, the US economy remained on solid ground.

Consumer confidence seesawed, mostly in reaction to changing job data, which dominated much of the economic news during the year. The Conference Board reported that confidence declined on weak job figures early in 2004. Confidence rose after the US labor markets added more than 1.2 million new jobs between March and May. However, disappointing job creation in June and July curbed consumer enthusiasm again in August.

Consumers expressed their confidence in the economy by spending on retail goods, autos and housing. Low mortgage rates continued to fuel a red-hot housing market. However, consumer spending declined in two of the last three months of the period, the first such pullback in a year. Businesses stepped into the gap and helped fuel the economy during the period. Industrial production rose and factories utilized more of their capacity. Spending on technology and capital equipment picked up, and outlays for office and warehouse construction turned the corner after a three-year downturn.

BONDS DELIVER RESPECTABLE RETURNS

Despite periods of interest rate volatility, the US bond market delivered respectable gains. The yield on the 10-year US Treasury bond drifted generally lower for the first eight months of the period. Then it rose sharply as the economy strengthened, the employment picture brightened and investors began to anticipate a shift in the Federal Reserve Board's policy on short-term interest rates. The Fed delivered on these expectations and raised the federal funds rate, a key short-term rate, twice during the period--from 1.0% to 1.25% in June and to 1.50% in August.(1)

A shaky stock market, higher energy prices and some weak economic data gave the bond market a boost in July and August as the 10-year Treasury yield fell to 4.1%, ending the period lower than where it started. As a result, the Lehman Brothers Aggregate Bond Index, a broad measure of investment grade bond market performance, returned 6.13%. Municipals were the best performers among investment-grade bonds, returning 7.11% as measured by the Lehman Municipal Bond Index. However, the high-yield sector outdistanced all other sectors. The Merrill Lynch US High Yield, Cash Pay Index returned 13.64%.

US STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 11.46% during this 12-month reporting period. However, concerns about new terror threats and higher interest rates and energy prices sidelined investors as the period wore on. Late in the period, leadership passed from small-cap stocks, which were strong performers early in the period, to mid- and large-cap stocks. Value stocks continued to lead growth stocks. Energy stocks and real estate investment trusts were the best-performing sectors for the period.

(1) The federal funds rate was raised to 1.75% in September.

[SIDENOTE]

SUMMARY
FOR THE ONE-YEAR PERIOD ENDED AUGUST 31, 2004

- Performance in the fixed income universe was led by high yield bonds. As measured by the Merrill Lynch US High Yield, Cash Pay Index, this sector posted a return more than seven percentage points higher than the return for investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index.

- The US stock market rose as the economy strengthened. Both the Russell 3000 Index, which tracks approximately 98% of the US stock market, and the S&P 500 Index posted double-digit returns this period.

[GRAPHIC]

LEHMAN BROTHERS AGGREGATE BOND INDEX               6.13
MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX       13.64

[GRAPHIC]

RUSSELL 3000 INDEX                                11.31
S&P 500 INDEX                                     11.46

PORTFOLIO MANAGERS' REPORT

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

For the 12-month period ended August 31, 2004, the Highland Institutional Floating Rate Income Fund returned 10.25%. That was greater than the return of the fund's benchmark, the CSFB Leveraged Loan Index, which was 7.05% for the period. The fund also outperformed the Lipper Loan Participation Funds Category average, which was 8.82%.(1) These high returns reflect an advantageous environment for all types of credit instruments. We believe the fund was able to outperform because of favorable security selection and sector allocation.

A STRONG CREDIT ENVIRONMENT

The period ended August 31, 2004 was another strong year for the credit markets, fueled by improved earnings, strong job growth and increased demand for floating-rate loans. However, financial markets faced pressure from the political instability in the Middle East, high oil prices and increased interest rates. During both its June 30 and August 10 meetings, the Federal Reserve increased the fed funds rate 25 basis points, bringing the fed funds rate to 1.50%. Leveraged loan default rates continued to drop as corporate balance sheets improved.

CABLE AND TELECOM - RESPECTABLE GAINS

Cable and satellite television, which constituted 9.3% of the Portfolio's net assets, performed well for the portfolio. Century Cable and Olympus Cable (1.5% and 1.1% of net assets, respectively) had another strong year for the portfolio. Both of these holdings are wholly-owned subsidiaries of Adelphia, a cable industry bellwether.

The portfolio's position in telecommunications contributed significantly to the Fund's strong performance. Telecommunications, which accounted for 8.6% of the portfolio's net assets, showed continued strength for the second year. Cricket Communications was a very solid performer for the portfolio. After trading well above par, the bank loans converted to Cricket Communications notes and equity in Leap Wireless during the year. Both the notes and equity had strong performance through the end of the period. Cricket Communications and Leap Wireless were 0.1% and 0.2% of net assets, respectively.

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. This fund falls under the Lipper Loan Participation Category average.

[SIDENOTE]

NET ASSET VALUE PER SHARE
AS OF 08/31/04

   The fund                       9.79

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04

   The fund                       0.42

SEC YIELD AS OF 08/31/04 (%)

   The fund                       4.16

The 30-day SEC yields reflect the Fund's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yields would have been lower.

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

   Century Cable                  1.5
   Olympus Cable                  1.1
   Cricket Communications         0.1
   Leap Wireless                  0.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund did not experience any major defaults during the period. Many lower rated companies have improved their financial condition via newfound access to the high yield bond market. As a result, lower quality credits performed well again this year.


                                 /s/ Mark Okada


                                 /s/ Joe Dougherty


Mark Okada and Joe Dougherty have been portfolio managers of the Highland Institutional Floating Rate Income Fund since April 15, 2004.

Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the fund's net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean that the portfolio managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio's holdings.

The fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the fund's trustees must approve the actual tender amount. Please read the prospectus carefully for more details.

The Portfolio may invest a high percentage of assets in a limited number of loans, so the default of any individual holding can have a greater impact on the fund's net asset value than could a default in a more diversified portfolio.

Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.

Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the portfolio managers and are subject to change.

Prior investment returns are not indicative of future results.

FINANCIAL STATEMENTS

AUGUST 31, 2004                 HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

STATEMENT OF CASH FLOWS

The statement of cash flows reports net cash provided or used by operating, investing and financing activities and the net effect of those flows on cash and cash equivalents during the period.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

AUGUST 31, 2004                 HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - 84.0%
AEROSPACE/DEFENSE - 0.7%
                 CACI INTERNATIONAL, INC.,        Term Loan
                                                     3.63% 09/30/04                                        5,000         5,028
                                                     3.71% 11/09/04                                        5,000         5,028
                                                     3.95% 02/09/05                                    1,985,000     1,996,166

         VOUGHT AIRCRAFT INDUSTRIES, INC.:        Term Loan B 5.14% 06/30/07                           1,290,459     1,303,364
                                                  Term Loan C 5.39% 06/30/08                           2,138,264     2,159,647
                                                  Term Loan X 4.89% 12/31/06                             847,637       855,054
                                                  ----------------------------------------------------------------------------
                                                                                        AEROSPACE/ DEFENSE TOTAL     6,324,287
AIR TRANSPORT - 0.3%

                    UNITED AIRLINES, INC.,        Term Loan B 9.00% 09/30/04                           2,973,557     3,007,010
                                                  ----------------------------------------------------------------------------
                                                                                             AIR TRANSPORT TOTAL     3,007,010
AUTOMOTIVE - 4.0%

                      FEDERAL-MOGUL CORP.:        Supplemental Revolver 5.39% 02/05/05 (b)             1,263,380     1,260,222
                                                  Term Loan B 4.14% 02/24/05                           5,000,000     4,673,440
                                                  Term Loan C 5.39% 02/05/05                           1,048,750     1,056,616

                  HLI OPERATING CO., INC.,        Term Loan
                                                     4.91% 09/28/04                                      267,006       272,513
                                                     5.39% 09/30/04                                    1,381,063     1,409,548
                                                     5.12% 10/29/04                                      910,351       929,127
                                                     5.42% 10/29/04                                       35,677        36,413
                                                     5.33% 11/29/04                                      920,709       939,698
                                                     5.73% 01/26/05                                      439,638       448,706

                     KEY AUTOMOTIVE GROUP:        Term Loan B
                                                     4.49% 09/01/04                                    1,881,818     1,905,341
                                                     4.61% 09/29/04                                    1,986,364     2,011,194
                                                     4.78% 11/30/04                                    1,881,818     1,905,340
                                                  Term Loan C
                                                     7.27% 09/03/04                                    2,000,000     2,023,750
                                                     7.36% 09/29/04                                    2,250,000     2,276,719
                                                     7.53% 11/30/04                                    2,000,000     2,023,750

                         KEY PLASTICS LLC:        Jr. Sec Sub Notes 18.32% 04/26/07 (c)                   55,843        55,843
                                                  Sr. Sec Sub Notes 7.00% 04/26/07 (c)                   101,433       101,433

     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.,        Term Loan
                                                     4.67% 09/17/04                                      482,609       489,019
                                                     6.00% 09/30/04                                       17,391        17,622
                                                     4.67% 02/17/05                                      452,174       458,179

        MERIDIAN AUTOMOTIVE SYSTEMS, INC.,        1st Lien Term Loan
                                                     6.09% 09/30/04                                       37,834        37,330
                                                     6.00% 10/28/04                                    5,462,166     5,389,339

                  SHILOH INDUSTRIES, INC.,        Term Loan B 5.64% 01/14/09                           3,482,500     3,499,912

        TRW AUTOMOTIVE ACQUISITIONS CORP.,        Term Loan D1 4.13% 02/28/11                          2,498,087     2,543,365
                                                  ----------------------------------------------------------------------------
                                                                                                AUTOMOTIVE TOTAL    35,764,419

See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
BEVERAGE & TOBACCO - 2.1%
                            BUFFETS, INC.,        Term Loan
                                                     4.98% 09/01/04                                      853,696       863,300
                                                     4.59% 09/30/04                                    2,513,043     2,541,315
                                                  Synthetic Letter of Credit 4.61% 06/28/09              466,600       471,849

                 CARIBBEAN RESTAURANT LLC,        Tranche B 4.85% 06/30/09                             3,000,000     3,041,250

                COMMONWEALTH BRANDS, INC.,        Term Loan 5.69% 08/28/07                             1,018,542     1,030,637

     DR. PEPPER BOTTLING COMPANY OF TEXAS,        Term Loan B
                                                     3.40% 09/22/04                                    5,626,233     5,690,406
                                                     3.40% 09/30/04                                       15,000        15,171

                 DS WATERS ENTERPRISES LP,        Term Loan
                                                     4.34% 09/30/04                                    1,687,500     1,610,508
                                                     4.62% 12/30/04                                      750,000       715,781

 SOUTHERN WINE & SPIRITS OF AMERICA, INC.,        Term Loan B 3.84% 07/02/08                           2,940,081     2,975,915
                                                  ----------------------------------------------------------------------------
                                                                                        BEVERAGE & TOBACCO TOTAL    18,956,132
BROADCAST RADIO & TELEVISION - 1.2%

                   FREEDOM COMMUNICATIONS,        Term Loan B
                                                     3.34% 09/01/04                                    1,353,846     1,374,789
                                                     3.75% 11/29/04                                      646,154       656,149

                    GRAY TELEVISION, INC.,        Incremental Term Loan
                                                     3.36% 10/01/04                                    1,802,483     1,817,128
                                                     3.45% 11/03/04                                      277,305       279,558

                            GT BRANDS LLC,        Term Loan 9.50% 09/30/07                             2,654,829     2,389,347

       SPANISH BROADCASTING SYSTEMS, INC.,        Term Loan 4.84% 10/30/09                             4,353,125     4,423,863
                                                  ----------------------------------------------------------------------------
                                                                           BROADCASTING RADIO & TELEVISION TOTAL    10,940,834
BUILDING & DEVELOPMENT PRODUCTS - 0.6%

                      AIMCO PROPERTIES LP,        Term Loan 4.70% 05/30/08                             1,850,000     1,867,344

                        NATG HOLDINGS LLC:        Credit Linked Certificate of Deposit 0.85% 01/23/05  1,039,745       805,803
                                                  Term Loan A 6.13% 01/23/09                             963,853       204,518
                                                  Term Loan B1 6.63% 01/23/10                            684,740       145,294
                                                  Term Loan B2 6.63% 01/23/10                             72,363        58,614

                TAPCO INTERNATIONAL CORP.:        Term Loan B
                                                     4.33% 09/29/04                                      434,552       436,725
                                                     4.34% 09/30/04                                    1,075,517     1,080,894
                                                  Term Loan C
                                                     4.58% 09/29/04                                      417,120       419,206
                                                     4.59% 09/30/04                                      619,424       622,521
                                                  ----------------------------------------------------------------------------
                                                                           BUILDING & DEVELOPMENT PRODUCTS TOTAL     5,640,919
BUSINESS EQUIPMENT & SERVICES - 3.3%

            BRICKMAN GROUP HOLDINGS, INC.,        Term Loan 6.78% 11/15/09                             4,888,889     4,876,667

                                  See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
BUSINESS EQUIPMENT & SERVICES - (CONTINUED)

                      HILLMAN GROUP, INC.,        Term Loan B
                                                     6.75% 09/30/04                                        4,375         4,424
                                                     4.63% 10/26/04                                    1,741,250     1,760,839

                 TRANSCORE HOLDINGS, INC.:        Term Loan B
                                                     4.83% 09/30/04                                    2,632,000     2,664,900
                                                     6.25% 11/30/04                                        6,955         7,042
                                                  Term Loan C
                                                     4.83% 09/30/04                                    3,952,941     4,002,353
                                                     6.25% 11/30/04                                       17,059        17,272

                                URS CORP.,        Term Loan B 3.63% 08/22/08                           1,324,391     1,331,428

           WASHINGTON GROUP INTERNATIONAL,        Credit Linked Certificate of Deposit 1.54% 10/03/07  9,600,000     9,648,000

                              XEROX CORP.,        Term Loan 3.34% 09/30/08                             5,000,000     5,026,040
                                                  ----------------------------------------------------------------------------
                                                                             BUSINESS EQUIPMENT & SERVICES TOTAL    29,338,965
CABLE & SATELLITE TELEVISION - 9.3%

           ATLANTIC BROADBAND FINANCE LLC,        Term Loan B 4.61% 09/01/11                           1,400,000     1,419,250

               BRESNAN COMMUNICATIONS LLC,        Term Loan B
                                                     4.83% 09/07/04                                    1,475,555     1,497,228
                                                     4.86% 09/07/04                                      368,889       374,307
                                                     5.09% 09/30/04                                      368,889       374,307
                                                     5.11% 10/15/04                                    1,936,667     1,965,113

               CENTURY CABLE HOLDINGS LLC:        Discretionary Term Loan 6.50% 12/31/09               3,500,000     3,413,228
                                                  Term Loan 6.50% 06/30/09                            10,000,000     9,770,540

     CHARTER COMMUNICATIONS OPERATING LLC,        Tranche B Term Loan 4.92% 04/27/11                  12,000,000    11,858,748

                       CSC HOLDINGS, INC.,        Revolver
                                                     2.56% 09/01/04 (b)                                  487,500       482,016
                                                     2.81% 09/01/04 (b)                                   29,167        28,839
                                                     2.75% 09/07/04 (b)                                  479,167       473,776
                                                     5.25% 09/30/04 (b)                                    5,000         4,944
                                                     3.06% 10/08/04 (b)                                  116,667       115,354
                                                     3.41% 11/08/04 (b)                                  486,666       481,191

            HILTON HEAD COMMUNICATIONS LP,        Revolver 4.50% 09/30/07                             14,087,500    13,562,741

             INSIGHT MIDWEST HOLDINGS LLC:        Term Loan 3.94% 12/31/09                             1,990,000     2,021,094
                                                  Term Loan A 3.25% 06/30/09                           1,880,000     1,881,645
                                                  Term Loan B 3.94% 12/31/09                           2,985,000     3,031,873

            MEDIACOM COMMUNICATIONS CORP.:        Term Loan A
                                                     3.24% 09/10/04                                    3,333,333     3,327,603
                                                     3.14% 09/30/04                                      666,667       665,521
                                                  Term Loan B
                                                     3.87% 09/08/04                                      960,000       967,425
                                                     3.97% 09/30/04                                       40,000        40,309
                                                     4.17% 12/08/04                                    1,000,000     1,007,734

See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
CABLE & SATELLITE TELEVISION - (CONTINUED)

               OLYMPUS CABLE HOLDINGS LLC:        Term Loan A 5.75% 06/30/10                           9,500,000     9,225,174
                                                  Term Loan B 6.50% 09/30/10                           1,000,000       977,500

                UPC FINANCING PARTNERSHIP,        Term Loan C2
                                                     7.33% 12/30/04                                       57,500        58,093
                                                     7.38% 01/07/05                                   11,385,000    11,502,413

                 WIDEOPENWEST FINANCE LLC,        Incremental Term Loan B 6.10% 06/22/11               3,000,000     3,010,626
                                                  ----------------------------------------------------------------------------
                                                                              CABLE & SATELLITE TELEVISION TOTAL    83,538,592
CHEMICALS/PLASTICS - 5.4%

                              BRENNTAG AG,        Term Loan B2 4.73% 12/09/11                          2,500,000     2,532,812

                                 CELANESE,        Term Loan C
                                                     5.73% 04/06/11                                    3,000,000     3,063,126
                                                  Dollar Term Loan
                                                     3.98% 09/30/04 (b)                                  437,309       443,254
                                                     4.09% 09/30/04 (b)                                1,184,961     1,201,069
                                                     4.10% 09/30/04 (b)                                2,516,623     2,550,834

                        COFFEYVILLE, INC.,        Term Loan
                                                     6.63% 09/27/04                                    4,979,114     4,979,114
                                                     8.50% 09/30/04                                       20,886        20,886

                       GEORGIA GULF CORP.,        Term Loan D 3.69% 12/02/10                             581,502       591,072

                         HUNTSMAN CO. LLC:        Term Loan A 5.63% 03/31/07                           6,245,821     6,278,168
                                                  Term Loan B
                                                     11.44% 09/16/04                                     968,418       973,433
                                                     11.44% 09/23/04                                      22,029        22,143

               HUNTSMAN INTERNATIONAL LLC,        Term B Dollar Loan 4.94% 12/31/10                    4,000,000     4,060,000

                                  KOSA BV:        Tranche B-1 4.56% 04/29/11                           3,297,059     3,317,665
                                                  Tranche B-2 4.56% 04/29/11                           1,452,941     1,462,022

                                NALCO CO.:        Term Loan A
                                                     4.07% 09/23/04                                      900,000       910,575
                                                     4.08% 09/23/04                                      763,782       772,757
                                                     4.43% 01/24/05                                      525,000       531,169
                                                  Term Loan B
                                                     4.08% 09/23/04                                      898,058       912,892
                                                     4.11% 09/23/04                                      628,341       638,720
                                                     4.43% 01/24/05                                      554,419       563,577

                           POLYPORE, INC.,        Term Loan 3.89% 11/12/11                             2,000,000     2,016,250

                  RIPPLEWOOD HOLDINGS LLC,        Term Loan 4.53% 06/21/11                             6,000,000     6,060,000

           WADDINGTON NORTH AMERICA, INC.,        Term Loan B 4.57% 04/07/11                           4,455,000     4,445,257
                                                  ----------------------------------------------------------------------------
                                                                                       CHEMICALS/ PLASTICS TOTAL    48,346,795

                                  See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
CLOTHING/TEXTILES - 1.4%

                       LEVI STRAUSS & CO.,        Term Loan A
                                                     8.88% 09/30/04                                       32,292        35,144
                                                     8.88% 11/10/04                                    1,208,333     1,315,069

                      POLYMER GROUP, INC.,        Second Lien Term Loan 7.84% 04/27/11                 3,000,000     3,011,250
                                                  First Lien Term Loan 4.84% 04/27/10                  3,750,000     3,777,345

                 SPRINGS INDUSTRIES, INC.,        Term Loan B 5.59% 09/05/08                           4,295,390     4,349,976
                                                  ----------------------------------------------------------------------------
                                                                                         CLOTHING/TEXTILES TOTAL    12,488,784
CONGLOMERATE - 1.6%

                    APPLETON PAPERS, INC.,        Term Loan
                                                     3.79% 09/20/04                                    1,750,000     1,770,781
                                                     3.98% 11/19/04                                    1,750,000     1,770,781

                              JASON, INC.,        Term Loan B
                                                     5.89% 09/29/04                                        5,407         5,353
                                                     6.03% 11/29/04                                    2,070,792     2,050,084

                        LANGUAGE LINE LCC,        Term Loan B 5.85% 06/13/11                           3,000,000     3,031,875

                      MUELLER GROUP, INC.,        Term Loan
                                                     4.40% 09/30/04                                    2,132,110     2,142,770
                                                     4.93% 10/29/04                                      256,881       258,165
                                                     4.54% 11/30/04                                      256,881       258,166

   YOUTH & FAMILY CENTERED SERVICES, INC.,        Term Loan B 7.25% 05/28/11                           3,000,000     3,000,000
                                                  ----------------------------------------------------------------------------
                                                                                              CONGLOMERATE TOTAL    14,287,975
CONTAINER/GLASS PRODUCTS - 2.4%

                        BAKER TANKS, INC.,        Term Loan
                                                     4.33% 09/13/04                                       16,500        16,639
                                                     4.34% 10/12/04                                       24,000        24,203
                                                     4.14% 11/10/04                                      600,000       605,063
                                                     4.69% 02/10/05                                      816,000       822,885

                     BERRY PLASTICS CORP.,        Term Loan Facility
                                                     4.07% 09/30/04                                        5,000         5,056
                                                     3.96% 11/09/04                                    1,995,000     2,017,444

           CONSOLIDATED CONTAINER CO. LLC,        Term Loan
                                                     4.69% 09/30/04                                        8,750         8,805
                                                     3.25% 12/31/04                                        8,750         8,804
                                                     5.13% 03/03/04                                    3,482,500     3,504,266

    GRAPHIC PACKAGING INTERNATIONAL, INC.,        Term Loan B 4.35% 08/09/10                           2,970,000     3,014,550

                         KERR GROUP, INC.,        Term Loan 5.09% 08/13/10                             1,307,128     1,320,363

                 PRECISE TECHNOLOGY, INC.,        First Lien Term Loan 4.63% 03/31/11                  1,995,000     2,008,093

                    REDDY ICE GROUP, INC.,        Term Loan 4.15% 08/17/09                               744,375       754,455

See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
CONTAINER/GLASS PRODUCTS - (CONTINUED)

                 SOLA INTERNATIONAL, INC.,        Term Loan 4.09% 12/11/09                             1,234,375     1,251,348

                           SOLO CUP, INC.,        Term Loan
                                                     4.09% 09/30/04                                    2,554,615     2,583,886
                                                     4.21% 11/01/04                                    3,415,385     3,454,518
                                                  ----------------------------------------------------------------------------
                                                                                 CONTAINERS/GLASS PRODUCTS TOTAL    21,400,378
COSMETICS/TOILETRIES - 1.2%

                AMERICAN SAFETY RAZOR CO.,        Tranche B
                                                     4.95% 10/29/04                                       20,000        20,250
                                                     4.84% 11/29/04                                    1,137,255     1,151,470
                                                     5.02% 11/29/04                                      837,745       848,217

                CHURCH & DWIGHT CO., INC.,        Tranche B 3.27% 05/30/11                             2,000,000     2,026,562

                   JOHNSON DIVERSEY, INC.,        Term Loan B
                                                     3.75% 09/03/04                                      128,849       131,056
                                                     3.95% 11/03/04                                    4,203,946     4,275,937

           REVLON CONSUMER PRODUCTS CORP.,        Term Loan
                                                     7.60% 10/13/04                                    1,000,000     1,017,500
                                                     7.86% 01/11/05                                    1,000,000     1,017,500
                                                  ----------------------------------------------------------------------------
                                                                                      COSMETICS/TOILETRIES TOTAL    10,488,492
ECOLOGICAL SERVICE & EQUIPMENT - 1.3%

         ALLIED WASTE NORTH AMERICA, INC.:        Term Loan D 4.10% 01/15/10                           1,600,000     1,625,000
                                                  Tranche A 3.86% 01/15/10                             4,757,143     4,829,689

  ENVIRONMENTAL SYSTEMS PRODUCTS HOLDINGS,        Second Lien
                                                     11.59% 09/30/04                                   2,083,333     2,151,041
                                                     11.68% 10/29/04                                   1,861,111     1,921,597
                                                     11.78% 11/30/04                                     555,556       573,612

               SYNAGRO TECHNOLOGIES, INC.,        Term Loan
                                                     4.72% 11/17/04                                      790,280       794,231
                                                     6.25% 11/30/04                                       93,406        93,873
                                                  ----------------------------------------------------------------------------
                                                                           ECOLOGICAL SERVICES & EQUIPMENT TOTAL    11,989,043
ELECTRONIC/ELECTRIC - 2.3%

         BRIDGE INFORMATION SYSTEMS, INC.,        Multidraw Term Loan 7.25% 07/07/03 (c)(d)              508,890        30,533

     INVENSYS INTERNATIONAL HOLDINGS LTD.,        Term Loan B1 5.48% 09/05/09                          3,492,730     3,540,755

                              ITRON, INC.,        Term Loan B 3.94% 06/28/11                           1,000,000     1,010,000

        SEAGATE TECHNOLOGY HOLDINGS, INC.,        Term Loan B 3.69% 05/31/07                           3,920,000     3,973,410

 SEMICONDUCTORS COMPONENTS INDUSTRIES LLC,        Term Loan F 4.38% 08/04/09                           1,709,739     1,725,055

                TRANSFIRST HOLDINGS, INC.,        Term Loan C 9.20% 03/31/11                           2,250,000     2,255,625

                                UGS CORP.,        Term Loan B 3.85% 05/27/11                           1,500,000     1,511,250

                                  See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
ELECTRONIC/ELECTRIC - (CONTINUED)

                           VERIFONE, INC.,        Second Lien Term Loan 7.68% 12/31/11                 1,000,000     1,020,000

                         VIASYSTEMS, INC.,        Term Loan B 7.15% 09/30/08                           5,711,567     5,766,301
                                                  ----------------------------------------------------------------------------
                                                                                      ELECTRONIC/ ELECTRIC TOTAL    20,832,929
EQUIPMENT LEASING - 0.8%

               NATIONAL EQUIPMENT SERVICE,        Second Lien Term Loan 9.50% 08/17/10                 1,500,000     1,507,500

                     UNITED RENTALS, INC.,        Delayed Draw Term Loan B
                                                     3.89% 09/30/04                                    4,666,667     4,720,917
                                                     4.03% 11/30/04                                    1,152,083     1,165,476
                                                  ----------------------------------------------------------------------------
                                                                                         EQUIPMENT LEASING TOTAL     7,393,893
FARMING/AGRICULTURE - 0.5%

                               AGCO CORP.,        Term Loan
                                                     3.59% 09/30/04                                      832,500       837,964
                                                     3.59% 10/13/04                                    3,783,333     3,808,163
                                                  ----------------------------------------------------------------------------
                                                                                      FARMING/ AGRICULTURE TOTAL     4,646,127
FINANCIAL INTERMEDIARIES - 0.7%

                       FINOVA GROUP, INC.,        Note 7.50% 11/15/09 (e)                              1,901,856       960,437

        MARINA DISTRICT FINANCE CO., INC.,        Term Loan A
                                                     3.41% 09/30/04                                      293,551       295,263
                                                     3.84% 09/30/04                                      267,516       269,076
                                                     3.89% 09/30/04                                    1,400,637     1,408,807
                                                     3.85% 10/04/04                                      735,669       739,960
                                                     3.90% 10/13/04                                      189,067       190,170

                               METRIS CO.,        Term Loan 10.99% 05/06/07                            2,000,000     2,075,000
                                                  ----------------------------------------------------------------------------
                                                                                  FINANCIAL INTERMEDIARIES TOTAL     5,938,713
FOOD PRODUCTS - 3.2%

              AMERICAN SEAFOODS GROUP LLC,        Term Loan B 4.89% 03/31/09                           3,002,007     3,015,141

                       BURNS PHILP., INC.,        Delayed Draw Term Loan B 4.83% 02/20/09              1,975,000     2,002,156

                  INTERSTATE BRANDS CORP.:        Term Loan C
                                                     5.09% 09/30/04                                      161,616       150,707
                                                     4.92% 02/14/04                                    1,797,980     1,676,616
                                                  Tranche A
                                                     5.23% 11/19/04                                      500,000       466,250
                                                     5.42% 02/25/05                                    1,375,000     1,282,187

                          LUIGINO'S, INC.,        Term Loan B
                                                     4.31% 09/01/04                                    2,571,429     2,597,144
                                                     4.69% 09/30/04                                    1,917,321     1,936,494

                             MERISANT CO.,        Term Loan B 4.43% 01/11/10                           1,108,793     1,114,753

                    NELLSON NUTRACEUTICAL,        Second Lien Term Loan 7.09% 04/02/10                 3,000,000     2,880,000

See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
FOOD PRODUCTS - (CONTINUED)

                       PIERRE FOODS, INC.,        Term Loan B 3.98% 06/30/10                           2,000,000     2,016,250

             PINNACLE FOODS HOLDING CORP.,        Delayed Draw Term Loan
                                                     4.03% 09/30/04                                       18,000        18,225
                                                     4.20% 10/26/04                                       18,000        18,225
                                                     4.26% 10/26/04                                    7,146,000     7,235,325

               SUNNY DELIGHT BEVERAGE CO.,        First Lien Term Loan 5.98% 08/20/10                  2,000,000     2,020,000
                                                  ----------------------------------------------------------------------------
                                                                                             FOOD PRODUCTS TOTAL    28,429,473
FOOD SERVICES - 0.7%

                            CARROLS CORP.,        Term Loan B 5.69% 12/31/07                           1,291,218     1,303,727

                           DOMINO'S, INC.,        Term Loan 3.88% 06/25/10                             2,115,161     2,151,185

                   JEAN COUTU GROUP, INC.,        Term Loan B 3.94% 07/30/11                           2,500,000     2,524,432
                                                  ----------------------------------------------------------------------------
                                                                                             FOOD SERVICES TOTAL     5,979,344
FOOD/DRUG RETAILERS - 1.1%

                ATKINS NUTRITIONALS, INC.,        First Lien 4.84% 10/29/09                            1,930,000     1,717,700

                      MICHAEL FOODS, INC.:        Floater Term Loan 5.21% 11/20/11                     3,000,000     3,088,125
                                                  Term Loan
                                                     3.96% 11/22/04                                    4,191,920     4,256,765
                                                     4.23% 11/22/04                                      353,535       359,004
                                                     4.24% 11/22/04                                       13,005        13,206
                                                     4.09% 11/26/04                                      404,040       410,290
                                                  ----------------------------------------------------------------------------
                                                                                       FOOD/DRUG RETAILERS TOTAL     9,845,090
FOREST PRODUCTS - 0.7%

                       RLC INDUSTRIES CO.,        Term Loan B 6.02% 02/26/10                           3,482,500     3,517,325

                         SP NEWSPRINT CO.:        Term Loan 4.61% 01/08/10                             1,051,667     1,066,127
                                                  Term B 1.58% 01/09/08                                1,933,333     1,962,333
                                                  ----------------------------------------------------------------------------
                                                                                           FOREST PRODUCTS TOTAL     6,545,785
HEALTH CARE - 5.4%

                    ALLIANCE IMAGING, INC:        Term Loan A
                                                     3.25% 09/23/04                                      233,779       230,857
                                                     3.50% 05/24/05                                      949,427       937,559
                                                  Term Loan C
                                                     3.56% 09/20/04                                      325,732       324,511
                                                     3.94% 09/22/04                                      314,804       313,624
                                                     4.00% 09/23/04                                      353,052       351,728
                                                     4.00% 09/27/04                                      345,906       344,609
                                                     4.06% 10/25/04                                      382,052       380,619

                          AMERIPATH, INC.,        Term Loan 4.36% 03/27/10                             3,220,000     3,244,150

                                  See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
HEALTH CARE - (CONTINUED)

                     COLGATE MEDICAL LTD.,        Term Loan B
                                                     4.34% 09/28/04                                      795,455       804,155
                                                     4.34% 09/30/04                                      867,045       876,529

                CONCENTRA OPERATING CORP.,        Term Loan
                                                     4.12% 09/30/04                                        8,086         8,128
                                                     4.26% 11/26/04                                    3,226,244     3,243,046

                       DADE BEHRING, INC.,        Term Loan B 3.88% 10/03/08                             960,423       973,629

                             DAVITA, INC.,        Term Loan B
                                                     3.16% 09/30/04                                      435,448       439,841
                                                     3.59% 09/30/04                                      435,448       439,841
                                                     3.60% 10/15/04                                      259,241       261,857
                                                     3.74% 11/23/04                                      259,241       261,857
                                                     3.87% 12/31/04                                      435,448       439,841
                                                     3.98% 01/31/05                                      153,625       155,175

                       DJ ORTHOPEDICS LLC,        Term Loan
                                                     3.88% 09/30/04                                        9,375         9,480
                                                     3.94% 10/29/04                                      196,875       199,090
                                                     4.25% 01/31/05                                      525,000       530,907

                EDUCATE OPERATING CO. LLC,        Term Loan 4.64% 03/31/11                               997,500     1,009,345

                               EMPI CORP.,        Term Loan 4.70% 11/24/09                               933,864       936,198

                       FHC HEALTH SYSTEMS:        Delayed Draw Term Loan 9.31% 10/31/06                1,300,000     1,311,375
                                                  Initial Term Loan 7.31% 10/31/06                     1,857,143     1,875,714

                        HANGER ORTHOPEDIC,        Term Loan B 4.34% 09/30/09                           2,562,873     2,566,076

                        HEALTHSOUTH CORP.,        Term Loan 10.38% 01/16/11                            2,600,000     2,678,000

            INSIGHT HEALTH SERVICES CORP.,        Term Loan B 5.09% 10/17/08 (f)                       4,353,030     4,385,678

                   KINETIC CONCEPTS, INC.,        Term Loan B 3.59% 08/11/10                           1,035,417     1,049,654

                 KNOWLEDGE LEARNING CORP.,        Term Loan B
                                                     4.78% 09/03/04                                      106,383       107,181
                                                     4.88% 09/27/04                                      808,511       814,575
                                                     4.89% 09/30/04                                    3,936,170     3,965,692
                                                     6.50% 09/30/04                                       42,220        42,536

                          MEDASSETS, INC.:        Second Lien Term Loan 11.15% 06/16/08                  500,000       507,500
                                                  Senior Term Loan
                                                     5.90% 09/30/04                                      832,015       838,255
                                                     6.35% 09/30/04                                      107,143       107,947

                          MEDPOINTE, INC.,        Term Loan B
                                                     6.85% 09/30/04                                        8,028         8,061
                                                     6.95% 11/05/04                                    3,114,962     3,127,618

                          MULTIPLAN, INC.,        Term Loan 4.34% 03/04/09                             2,493,750     2,518,687

See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
HEALTH CARE - (CONTINUED)

          PACIFICARE HEALTH SYSTEMS, INC.,        Term Loan
                                                     4.10% 09/13/04                                      404,167       409,892
                                                     4.14% 10/13/04                                      416,667       422,570
                                                     4.21% 11/15/04                                      416,667       422,570

            QUINTILES TRANSNATIONAL CORP.,        Term Loan
                                                     5.84% 09/30/04                                      837,399       844,203
                                                     5.89% 09/30/04                                      403,226       406,502

           SUNRISE MEDICAL HOLDINGS, INC.,        Term Loan B-1
                                                     4.81% 09/17/04                                      117,647       118,162
                                                     4.88% 09/30/04                                    1,058,824     1,063,456
                                                     4.94% 10/18/04                                      823,529       827,132

                  VWR INTERNATIONAL, INC.,        Term Loan B 4.11% 04/07/11                             915,333       930,093
                                                  ----------------------------------------------------------------------------
                                                                                               HEALTH CARE TOTAL    48,065,705
HOME FURNISHINGS - 1.3%

                       HOLMES GROUP, INC.:        First Lien Term Loan
                                                     4.72% 09/13/04                                    1,500,000     1,492,500
                                                     4.85% 09/17/04                                        7,500         7,463
                                                     4.96% 11/19/04                                    1,492,500     1,485,037
                                                  Second Lien Term Loan
                                                     9.50% 09/12/04                                    1,058,824     1,053,530
                                                     9.50% 11/19/04                                      941,176       936,470

             HOME INTERIORS & GIFTS, INC.,        Term Loan 5.41% 03/31/11                             2,480,469     2,294,434

                             JARDEN CORP.,        Term Loan B 3.83% 04/24/08                           1,240,625     1,249,154

                       SEALY MATTRESS CO.,        Term Loan C
                                                     4.06% 09/01/04                                    1,071,429     1,083,706
                                                     4.06% 09/08/04                                    1,794,642     1,815,205
                                                  ----------------------------------------------------------------------------
                                                                                          HOME FURNISHINGS TOTAL    11,417,499
INDUSTRIAL EQUIPMENT - 0.6%

                               AXIA, INC.,        Term Loan B
                                                     5.68% 09/13/04                                      250,000       252,969
                                                     5.89% 09/30/04                                       16,667        16,865
                                                     5.93% 11/12/04                                      233,333       236,104
                                                     5.99% 12/13/04                                      458,333       463,775

                         COPPERWELD CORP.,        Term Loan 6.12% 12/16/11                             1,215,444     1,154,672

                            DRESSER, INC.,        Term Loan C 4.15% 04/10/09                           1,127,228     1,144,313

                          FLOWSERVE CORP.,        Term Loan C
                                                     4.06% 09/01/04                                       71,429        72,411
                                                     4.25% 09/13/04                                      428,571       434,463
                                                     4.44% 09/30/04                                       34,961        35,442
                                                     4.38% 10/05/04                                       31,429        31,861

                                  See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
INDUSTRIAL EQUIPMENT - (CONTINUED)

                              TEREX CORP.,        Term Loan
                                                     3.16% 09/30/04                                      676,366       685,667
                                                     3.34% 10/29/04                                      676,366       685,666
                                                     3.78% 11/30/04                                      258,707       262,264
                                                  ----------------------------------------------------------------------------
                                                                                      INDUSTRIAL EQUIPMENT TOTAL     5,476,472
INSURANCE - 1.1%

                            CONSECO, INC.,        Term Loan 5.11% 06/22/10                            10,000,000    10,152,080

                                                  ----------------------------------------------------------------------------
                                                                                                 INSURANCE TOTAL    10,152,080
LEISURE GOODS/ACTIVITIES/MOVIES - 3.4%

              AMF BOWLING WORLDWIDE, INC.,        Term Loan B
                                                     4.15% 09/29/04                                    1,425,926     1,438,849
                                                     4.58% 09/30/04                                    2,037,037     2,055,499
                                                     6.50% 09/30/04                                      122,222       123,330
                                                     4.67% 10/29/04                                    1,208,472     1,219,424
                                                     4.76% 11/26/04                                      692,593       698,870

                    AMSCAN HOLDINGS, INC.,        Term Loan
                                                     4.35% 09/14/04                                    1,360,976     1,377,988
                                                     4.35% 10/14/04                                      292,683       296,342
                                                     4.59% 01/14/05                                    1,346,341     1,363,170

                    CARMIKE CINEMAS, INC.,        Sr. Secured 2nd Priority Term Loan 4.41% 02/02/09    4,643,333     4,771,025

                       CINEMARK USA, INC.,        Tranche C Term Loan
                                                     3.56% 09/09/04                                        6,250         6,297
                                                     3.38% 11/08/04                                    2,487,500     2,506,156

              CNL HOSPITALITY PARTNERS LP,        Term Loan 4.31% 01/02/05                             2,640,845     2,640,845

        METRO-GOLDWYN-MAYER STUDIOS, INC.,        Term Loan B 4.14% 04/30/11                           2,000,000     2,009,750

                      REGAL CINEMAS, INC.,        Term Loan 3.88% 11/10/10                             5,803,182     5,875,722

              SIX FLAGS THEME PARKS, INC.,        Term Loan B 4.04% 06/30/09                           1,584,525     1,592,943

                       WARNER MUSIC GROUP,        Term Loan B
                                                     4.03% 10/22/04                                      750,000       760,715
                                                     4.53% 11/24/04                                      742,500       753,107
                                                     4.32% 11/30/04                                    1,492,500     1,513,822
                                                  ----------------------------------------------------------------------------
                                                                         LEISURE GOODS/ ACTIVITIES/ MOVIES TOTAL    31,003,854
LODGING & CASINOS - 3.5%

                                     OPBIZ        Term Loan A 4.80% 08/31/10 (c)                       7,240,655     7,130,043
                                                  Term Loan B 5.97% 08/31/10 (c)                          16,747        16,491

                    ALLIANCE GAMING CORP.,        Term Loan B 3.79% 09/04/09                           4,530,121     4,590,521

                  AMERISTAR CASINOS, INC.,        Term Loan B 3.56% 12/20/06                             787,505       798,087

              EXTENDED STAY AMERICA, INC.,        Junior Floating Rate Note 3.88% 05/14/16 (c)         5,000,000     5,007,000

See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
LODGING & CASINOS - (CONTINUED)

            GREEN VALLEY RANCH GAMING LLC,        Term Loan B 4.34% 12/22/10                           3,980,000     4,039,700

                   STRATEGIC HOTEL CAPITAL        Term Loan B2 4.38% 07/09/06                          5,000,000     5,000,000

              WYNDHAM INTERNATIONAL, INC.,        Term Loan I 6.38% 06/30/06                           4,914,269     4,814,961
                                                  ----------------------------------------------------------------------------
                                                                                         LODGING & CASINOS TOTAL    31,396,803
OIL/GAS - 2.5%

                                 ALON USA,        Term Loan 10.00% 12/12/08                            5,000,000     5,150,000

                      ATP OIL & GAS CORP.,        1st Lien Term Loan
                                                     10.50% 09/15/04                                     661,667       678,209
                                                     10.50% 09/30/04                                     666,667       683,334
                                                     10.50% 10/29/04                                     333,333       341,666
                                                     10.50% 01/31/05                                     333,333       341,666

                     BELDEN & BLAKE CORP.,        Term Loan 6.25% 06/30/11                             3,000,000     3,028,125

                 LA GRANGE ACQUISITION LP,        Term Loan
                                                     4.48% 09/03/04                                      551,724       560,000
                                                     4.64% 09/30/04                                      448,276       455,000

           MAGELLAN MIDSTREAM HOLDINGS LP,        Tranche B 4.65% 06/17/08                               952,061       966,342

               SECUNDA INTERNATIONAL LTD.,        Floating Rate Note 9.76% 09/01/12                    2,000,000     1,990,000

                   TESORO PETROLEUM CORP.,        Fixed Asset Term Loan 7.10% 04/15/08                 3,160,000     3,257,764

                TRANSWESTERN PIPELINE CO.,        Term Loan B
                                                     3.82% 09/09/04                                        7,500         7,569
                                                     3.88% 10/08/04                                    2,992,500     3,019,932

                  WESTERN REFINING CO. LP,        Term Loan B 5.14% 08/28/08                           1,440,000     1,461,600
                                                  ----------------------------------------------------------------------------
                                                                                                   OIL/GAS TOTAL    21,941,207
PUBLISHING - 2.2%

             ADAMS OUTDOOR ADVERTISING LP,        First Lien Term Loan 3.88% 10/15/11                  1,500,000     1,518,125

                       DEX MEDIA EAST LLC:        Term Loan A
                                                     3.57% 09/09/04                                    1,058,722     1,071,514
                                                     3.58% 09/13/04                                      781,204       790,643
                                                     3.60% 09/20/04                                      727,613       736,405
                                                     3.59% 09/30/04                                    1,058,722     1,071,514
                                                     3.71% 11/08/04                                    1,323,402     1,339,393
                                                     3.76% 11/26/04                                      859,953       870,344
                                                     3.79% 11/30/04                                    1,078,134     1,091,161
                                                  Term Loan B
                                                     3.57% 09/09/04                                       83,805        84,975
                                                     3.58% 09/13/04                                       71,440        72,437
                                                     3.60% 09/20/04                                       83,851        85,021
                                                     3.59% 09/30/04                                      119,721       121,392
                                                     3.71% 11/08/04                                      646,495       655,519
                                                     3.76% 11/26/04                                      107,796       109,301
                                                     3.79% 11/30/04                                      123,392       125,114

                                  See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
PUBLISHING - (CONTINUED)

                       DEX MEDIA WEST LLC,        Term Loan A
                                                     3.57% 09/09/04                                      461,990       468,150
                                                     3.58% 09/13/04                                      214,197       217,053
                                                     3.54% 09/20/04                                      283,494       287,274
                                                     3.59% 09/30/04                                      590,613       598,488
                                                     3.58% 10/08/04                                      343,868       348,453
                                                     3.70% 10/26/04                                      973,855       986,840
                                                     3.68% 11/12/04                                      188,996       191,515
                                                     3.73% 11/19/04                                      322,868       327,173
                                                     3.79% 11/30/04                                      584,838       592,635

                     DIMAC HOLDINGS, INC.:        Term Loan A 15.00% 12/31/05 (d)                        246,193           923
                                                  Term Loan B 15.00% 09/30/02 (d)                         65,687         1,971

           DIMAC MARKETING PARTNERS, INC.:        Revolver 7.50% 07/01/03 (d)                             27,443            --
                                                  Term Loan B 7.50% 01/01/05 (d)                         159,403         4,782

                              RELIZON CO.,        Term Loan 4.73% 02/20/11                             1,793,333     1,803,421

                           SUN MEDIA CORP,        Term Loan B
                                                     3.83% 09/24/04                                       65,217        65,910
                                                     3.93% 10/29/04                                    1,281,848     1,295,468

              TRANSWESTERN PUBLISHING CO.,        First Lien Term Loan
                                                     3.38% 09/30/04                                      812,500       819,356
                                                     3.88% 09/30/04                                      325,000       327,742
                                                     3.94% 04/26/05                                    1,250,000     1,260,548
                                                  ----------------------------------------------------------------------------
                                                                                                PUBLISHING TOTAL    19,340,560
RAIL INDUSTRIES - 0.2%

         RAILAMERICA TRANSPORTATION CORP.,        Term Loan 4.25% 05/22/09                             1,347,618     1,367,664
                                                  ----------------------------------------------------------------------------
                                                                                           RAIL INDUSTRIES TOTAL     1,367,664
RETAILERS - 0.4%

                         CH OPERATING LLC,        Term Loan
                                                     6.19% 09/30/04                                      206,897       207,414
                                                     6.19% 10/29/04                                    1,137,931     1,140,776

           PRESTIGE BRANDS HOLDINGS, INC.,        Tranche B
                                                     6.25% 09/30/04                                        6,268         6,289
                                                     4.08% 10/26/04                                    1,988,732     1,995,360
                                                  ----------------------------------------------------------------------------
                                                                                                 RETAILERS TOTAL     3,349,839
STEEL - 0.7%

                  AMSTED INDUSTRIES, INC.,        Term Loan
                                                     5.59% 09/30/04                                      668,382       683,003
                                                     5.60% 09/30/04                                      176,471       180,331
                                                     5.71% 11/01/04                                    2,867,647     2,930,377

               THE TECHS INDUSTRIES, INC.,        Term Loan 3.89% 01/14/10                             2,962,500     2,969,906
                                                  ----------------------------------------------------------------------------
                                                                                                     STEEL TOTAL     6,763,617

See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
SURFACE TRANSPORT - 2.9%

            AMERICAN COMMERCIAL LINES LLC:        Term Loan A 5.50% 06/30/05                             673,286       664,449
                                                  Term Loan B 6.25% 06/30/06                           1,026,863     1,014,027
                                                  Term Loan C 6.50% 06/30/07                           1,816,231     1,793,528

                  COMCAR INDUSTRIES, INC.,        Term Loan B
                                                     6.61% 09/20/04                                    4,750,000     4,726,250
                                                     6.62% 09/24/04                                      200,000       199,000
                                                     8.00% 11/01/04                                       25,000        24,875

                       HELM HOLDING CORP.,        Term Loan B 4.56% 07/02/10                           5,000,000     5,064,585

                 LAIDLAW INVESTMENTS LTD.,        Term Loan B 5.50% 06/19/09                           4,370,000     4,443,744

                PACER INTERNATIONAL, INC.,        Term Loan
                                                     4.06% 09/15/04                                       39,216        39,780
                                                     4.19% 09/16/04                                       47,059        47,735
                                                     4.06% 11/12/04                                      286,216       290,330
                                                     4.44% 12/15/04                                      113,784       115,420
                                                     4.06% 04/14/04                                      215,686       218,786

                   TRANSPORT INDUSTRIES LP        Term Loan B 5.56% 06/13/10                           3,000,000     3,005,625

                                TTI, INC.,        Term Loan
                                                     5.40% 09/30/04                                       28,696        28,935
                                                     4.99% 10/18/04                                      846,522       853,576
                                                     5.36% 10/18/04                                      770,657       777,079

               UNITED STATES SHIPPING LLC,        Term Loan
                                                     3.84% 09/30/04                                       21,605        21,835
                                                     4.12% 12/31/04                                      956,790       966,956

                     YELLOW ROADWAY CORP.:        Credit Linked Certificate of Deposit 1.50% 06/11/08  1,456,364     1,469,563
                                                  Initial Term Loan 5.25% 06/11/08                       520,130       524,844
                                                  ----------------------------------------------------------------------------
                                                                                         SURFACE TRANSPORT TOTAL    26,290,922
TELECOMMUNICATIONS/CELLULAR - 4.2%

                        AIRGATE PCS, INC.:        Tranche 1
                                                     5.44% 09/30/04                                       19,089        19,041
                                                     5.38% 11/30/04                                      545,045       543,683
                                                  Tranche 2
                                                     5.44% 09/30/04                                      171,502       171,073
                                                     5.13% 10/25/04                                      292,502       291,771
                                                     5.56% 11/29/04                                      273,221       272,538
                                                     5.63% 12/15/04                                      175,501       175,063
                                                     5.63% 12/31/04                                      175,501       175,062
                                                     5.75% 01/04/05                                      877,506       875,312
                                                     5.75% 02/09/05                                      526,504       525,188
                                                     5.75% 02/28/05                                    4,812,315     4,800,284

                     CELLULAR SOUTH, INC.,        Term Loan
                                                     4.16% 10/27/04                                    1,062,857     1,076,143
                                                     4.38% 02/11/05                                    1,937,143     1,961,357

                                  See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
TELECOMMUNICATIONS/CELLULAR - (CONTINUED)

        CONSOLIDATED COMMUNICATIONS, INC.,        Term Loan B
                                                     4.34% 09/30/04                                    1,000,000     1,013,750
                                                     4.35% 09/30/04                                    1,357,143     1,375,804
                                                     4.48% 11/19/04                                    2,142,857     2,172,321

                MICROCELL SOLUTIONS, INC.,        Tranche B Term Loan A 5.59% 03/17/11                 3,209,375     3,226,760

                          NEXTEL PARTNERS,        Term Loan C 3.81% 05/31/11                           5,000,000     5,070,625

                              QWEST CORP.,        Term Loan B 6.95% 06/30/10                          10,000,000     9,718,750

                         US UNWIRED, INC.,        Floating Rate Note 5.79% 06/15/10 (c)                4,000,000     4,060,000
                                                  ----------------------------------------------------------------------------
                                                                              TELECOMMUNICATIONS/ CELLULAR TOTAL    37,524,525
TELECOMMUNICATIONS/COMBINATION - 2.7%

ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.,     Term Loan 4.88% 02/14/09                             1,741,250     1,759,025

        CENTENNIAL CELLULAR OPERATING CO.,        Term Loan B
                                                     3.91% 09/30/04 (b)                                3,822,500     3,835,940
                                                     4.33% 11/30/04 (b)                                  173,750       174,361
                                                     4.53% 11/30/04 (b)                                  152,900       153,437

                 NEXTEL FINANCE CO., INC.,        Term Loan E 3.81% 12/15/10                          14,601,413    14,694,921

                 SBA SENIOR FINANCE, INC.,        Term Loan
                                                     4.65% 09/17/04 (b)                                3,807,692     3,841,603
                                                     5.37% 12/30/04 (b)                                  207,693       209,543
                                                  ----------------------------------------------------------------------------
                                                                           TELECOMMUNICATIONS/ COMBINATION TOTAL    24,668,830
TELECOMMUNICATIONS/WIRELESS - 1.1%

            DOBSON CELLULAR SYSTEMS, INC.:        Revolver 5.10% 10/21/09 (b)                            233,333       223,417
                                                  Term Loan
                                                     5.10% 09/20/04                                    4,281,203     4,279,597
                                                     5.17% 10/20/04                                    3,544,672     3,543,343

         SPECTRASITE COMMUNICATIONS, INC.,        Incremental Term Loan 3.93% 12/31/07                 1,678,299     1,703,474
                                                  ----------------------------------------------------------------------------
                                                                                TELECOMMUNICATION/WIRELESS TOTAL     9,749,831
TELECOMMUNICATIONS WIRELINE - 0.5%

 VALOR TELECOMMUNICATIONS ENTERPRISES LLC,        Term Loan B
                                                     5.33% 09/10/04                                    2,195,809     2,209,532
                                                     5.39% 09/30/04                                    2,465,588     2,480,998
                                                  ----------------------------------------------------------------------------
                                                                               TELECOMMUNICATIONS WIRELINE TOTAL     4,690,530
UTILITIES - 6.5%

              ALLEGHENY ENERGY SUPPLY CO.,        Term Loan B
                                                     4.58% 09/30/04                                      192,500       195,556
                                                     4.39% 11/10/04                                    2,300,000     2,336,513
                                                     4.94% 02/07/05                                      500,000       507,937

                             AQUILA, INC.,        Term Loan 8.00% 05/15/06                             3,412,698     3,535,344

See accompanying Notes to Financial Statements

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS (a) - (CONTINUED)
UTILITIES - (CONTINUED)

                       ASTORIA ENERGY LLC,        1st Lien Term Loan
                                                     6.84% 09/30/04                                    2,418,164     2,456,451
                                                     6.86% 04/18/05                                    4,581,836     4,654,380

      CALPINE CONSTRUCTION FINANCE CO. LP,        Floating Rate Note 9.75% 08/26/11 (c)                2,000,000     2,165,000

                            CALPINE CORP.,        Second Lien 7.35% 07/16/07                           6,633,000     5,638,050

                 CENTERPOINT ENERGY, INC.,        Term Loan 4.72% 10/07/06                             6,954,025     6,987,925

                        INFRASOURCE, INC.,        Term Loan 4.59% 09/30/10                             1,963,776     1,949,048

                  MIDWEST GENERATIONS LLC,        Term Loan
                                                     4.85% 10/01/04                                      742,500       752,709
                                                     4.89% 10/01/04                                      750,000       760,313
                                                     4.57% 10/27/04                                    1,500,000     1,520,625

              MISSION ENERGY HOLDINGS CO.:        Term Loan
                                                     7.00% 09/01/04                                      875,000       879,375
                                                     7.00% 12/10/04                                      875,000       879,375
                                                  Term Loan B 9.11% 07/02/06                           9,253,246     9,739,042

                       NORTHWESTERN CORP.,        Term Loan 7.10% 12/01/06                             2,462,500     2,493,281

                         NRG ENERGY, INC.:        Credit Linked Certificate of Deposit 5.50% 06/23/10    833,333       861,458
                                                  Term Loan 5.56% 06/23/10                             1,476,725     1,526,934

              RIVERSIDE ENERGY CENTER LLC,        Term Loan 6.02% 06/24/11                             2,785,336     2,813,190

         ROCKY MOUNTAIN ENERGY CENTER LLC:        Credit-Linked Deposit 6.02% 06/24/11                   212,396       214,520
                                                  Term Loan 6.02% 06/24/11                             2,002,268     2,022,290

                    TNP ENTERPRISES, INC.,        Term Loan 6.73% 12/31/06                             2,970,000     3,025,688
                                                  ----------------------------------------------------------------------------
                                                                                                 UTILITIES TOTAL    57,915,004

                                                  TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
                                                  (COST OF $752,301,491)                                           753,238,921

SENIOR NOTES - 0.1%
TELECOMMUNICATIONS/WIRELESS - 0.1%

             CRICKET COMMUNICATIONS, INC.,        Senior Secured Note 1.00% 08/16/10                     460,200       493,565
                                                  ----------------------------------------------------------------------------
                                                                                TELECOMMUNICATION/WIRELESS TOTAL       493,565

                                                  TOTAL SENIOR NOTES
                                                  (COST OF $0)                                                         493,565

                                  See accompanying Notes to Financial Statements

                                                                                                          SHARES     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
COMMON STOCKS (g) - 0.6%
BUSINESS SERVICES - 0.2%

                                                  Leap Wireless International, Inc.                       76,137     2,105,188

                                                  Enviroment Systems Products (c)                          3,445            --

                                                  NATG Holdings LLC (c)                                  322,876            --
                                                  ----------------------------------------------------------------------------
                                                                                         BUSINESS SERVICES TOTAL     2,105,188
DIVERSIFIED MANUFACTURING - 0.1%

                                                  Gentek, Inc.                                             4,015       155,581

                                                  Superior Telecom, Inc.                                  47,459       630,730
                                                  ----------------------------------------------------------------------------
                                                                                 DIVERSIFIED MANUFACTURING TOTAL       786,311
HEALTHCARE - 0.2%

                                                  Sun Healthcare Group, Inc.                             172,853     1,486,536
                                                  ----------------------------------------------------------------------------
                                                                                                HEALTHCARE TOTAL     1,486,536
INDUSTRIAL EQUIPMENT -0.1%

                                                  Copperweld Corp., Class A (c)                               56       939,400

                                                  Copperweld Corp., Class B (c)                              400       232,000
                                                  ----------------------------------------------------------------------------
                                                                                      INDUSTRIAL EQUIPMENT TOTAL     1,171,400

                                                  TOTAL COMMON STOCKS
                                                  (COST OF $6,043,000)                                               5,549,435

                                                                                                           UNITS
                                                  ----------------------------------------------------------------------------
PREFERRED STOCKS - 0.0%
DIVERSIFIED MANUFACTURING - 0.0%

                                                  Dimac Holdings (c)                                         486            --

                                                  Key Plastics LLC (c)                                        13            --

                                                  Superior Telecom, Inc. (c)                              14,382        14,382

                                                  ----------------------------------------------------------------------------
                                                                                 DIVERSIFIED MANUFACTURING TOTAL        14,382

                                                  TOTAL PREFERRED STOCKS
                                                  (COST OF $14,382)                                                     14,382

See accompanying Notes to Financial Statements

                                                                                                          SHARES     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
WARRANTS - 0.0% UNITS
DIVERSIFIED MANUFACTURING - 0.0%
                                                  Dimac Holdings (c)                                         483            --

                                                  Gentek, Inc., Class A, expires 10/31/06                      4            31

                                                  Gentek, Inc., Class B, expires 10/31/08                      2            10
                                                  ----------------------------------------------------------------------------
                                                                                 DIVERSIFIED MANUFACTURING TOTAL            41

                                                  TOTAL WARRANTS
                                                  (COST OF $41)                                                             41

                                                                                                          PAR ($)
                                                  ----------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 14.5%

                                                  Repurchase agreement with State Street
                                                  Bank & Trust Co., dated 08/31/04 due
                                                  09/01/04 at 1.490%, collateralized by a
                                                  U.S. Treasury Note maturing 03/15/09,
                                                  market value of $132,883,851
                                                  (repurchase proceeds $130,272,392)
                                                  (cost of $130,267,000)                             130,267,000   130,267,000

                                                  TOTAL INVESTMENTS - 99.2%
                                                  (COST OF $888,625,914)(h)                                        889,563,344

                                                  OTHER ASSETS & LIABILITIES, NET - 0.8%                             6,807,152

                                                  NET ASSETS - 100.0%                                              896,370,496

     NOTES TO INVESTMENT PORTFOLIO:

(a) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(b)  Additional unfunded commitment, see note 8.

(c) Represents fair value as determined in good faith under the direction of the Board of Trustees.

(d) These issuers are in default of certain debt covenants. Income is not being accrued. As of August 31, 2004, the value of these securities amounted to $38,209, which amounted to less than 0.01% of net assets.

(e)  Issued as part of bankruptcy reorganization

(f)  Loans held on participation.

(g)  Non-income producing security.

(h)  Cost for federal income tax purposes is $888,968,895.

                                  See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2004

                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                                    ASSETS   Investments, at cost (including repurchase agreement)                 888,625,914
                                                                                                              ----------------
                                             Investments, at value                                                 759,296,344
                                             Repurchase agreement, at value                                        130,267,000
                                             Cash                                                                          462
                                             Receivable for:
                                              Investments sold                                                       3,665,866
                                              Interest and fees                                                      4,071,678
                                             Deferred Trustees' compensation plan                                        1,906
                                             Other assets                                                                5,731
                                                                                                              ----------------
                                                Total Assets                                                       897,308,987

                               LIABILITIES   Deferred facility fees                                                    444,906
                                             Payable for:
                                              Investment advisory fee                                                  323,109
                                              Transfer agent fee                                                           500
                                              Pricing and bookkeeping fees                                              62,333
                                              Trustees' fees                                                               272
                                              Audit fee                                                                 60,290
                                              Custody fee                                                                6,000
                                             Deferred Trustees' fees                                                     1,906
                                             Other liabilities                                                          39,175
                                                                                                              ----------------
                                                Total Liabilities                                                      938,491

                                                                                                 NET ASSETS        896,370,496

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2004

                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                         INVESTMENT INCOME   Interest                                                               34,444,565
                                             Dividends                                                                     650
                                             Facility and other fees                                                 1,950,287
                                                                                                              ----------------
                                              Total Investment Income                                               36,395,502

                                  EXPENSES   Investment advisory fee                                                 3,283,463
                                             Transfer agent fee                                                          6,000
                                             Pricing and bookkeeping fees                                              221,436
                                             Trustees' fees                                                             10,023
                                             Custody fee                                                                34,245
                                             Other expenses                                                            262,293
                                                                                                              ----------------
                                              Total Operating Expenses                                               3,817,460
                                                                                                              ----------------
                                             Interest expense                                                           22,153
                                             Total expenses                                                          3,839,613
                                                                                                              ----------------
                                             Custody earnings credit                                                    (1,144)
                                                                                                              ----------------
                                                Net Expenses                                                         3,838,469
                                                                                                              ----------------
                                             Net Investment Income                                                  32,557,033

NET REALIZED AND UNREALIZED GAIN (LOSS) ON   Net realized gain on investments                                       12,489,394
                       PORTFOLIO POSITIONS   Net change in unrealized
                                              appreciation/depreciation
                                              on investments
                                                                                                                    20,295,744
                                                                                                              ----------------
                                             Net Gain                                                               32,785,138
                                                                                                              ----------------
                                             Net Increase in Net Assets
                                              from Operations                                                       65,342,171

                                  See Accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

INCREASE (DECREASE) IN NET ASSETS:           YEAR ENDED AUGUST 31                                     2004 ($)        2003 ($)
------------------------------------------   ---------------------------------------------------------------------------------
                                OPERATIONS   Net investment income                                  32,557,033      27,411,344
                                             Net realized gain (loss) on investments                12,489,394     (11,578,981)
                                             Net realized loss on the disposal of investments
                                              in violation of restrictions and subsequently
                                              reimbursed by affiliate                                       --              --
                                             Net change in unrealized appreciation/depreciation
                                              on investments                                        20,295,744      33,906,354
                                                                                                  ------------   -------------
                                             Net Increase from Operations                           65,342,171      49,738,717

     TRANSACTIONS IN INVESTORS' BENEFICIAL   Contributions                                         453,429,815      93,827,932
                                  INTEREST   Withdrawals                                          (133,062,921)   (169,392,880)
                                                                                                  ------------   -------------
                                              Net Increase (Decrease) from Transactions in
                                                Investors' Beneficial Interest                     320,366,894     (75,564,948)
                                                                                                  ------------   -------------
                                             Total Increase (Decrease) in Net Assets               385,709,065     (25,826,231)

                                NET ASSETS   Beginning of period                                   510,661,431     536,487,662
                                                                                                  ------------   -------------
                                             End of period                                         896,370,496     510,661,431

See Accompanying Notes to Financial Statements

STATEMENT OF CASH FLOWS

AUGUST 31, 2004

                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                                       FOR THE
                                                                                                                    YEAR ENDED
INCREASE (DECREASE) IN CASH                                                                                AUGUST 31, 2004 ($)
----------------------------------------------    ----------------------------------------------------------------------------
      CASH FLOWS USED FOR OPERATING ACTIVITIES    Net investment income                                             32,557,033

ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME    Purchase of investment securities                               (891,194,827)
     TO NET CASH USED FOR OPERATING ACTIVITIES    Proceeds from disposition of investment securities               612,433,161
                                                  Purchase of short-term portfolio investments, net                (68,488,000)
                                                  Increase in interest and fees receivable                          (1,339,974)
                                                  Increase in receivable for investments sold                       (2,388,043)
                                                  Increase in other assets                                              (1,795)
                                                  Increase in deferred facility fees                                   234,362
                                                  Increase in payable for accrued expenses                             127,732
                                                  Net amortization of premium (discount)                            (2,161,401)
                                                  Decrease in payable of investments purchased                         (18,333)
                                                  Decrease in other liabilities                                       (125,491)
                                                                                                                  ------------
                                                  Net cash used for operating activities                          (320,365,576)

          CASH FLOWS FROM FINANCING ACTIVITIES    Proceeds from capital contributions                              453,429,815
                                                  Payment of capital withdrawals                                  (133,062,921)
                                                                                                                  ------------
                                                  Net cash flows from financing activities                         320,366,894
                                                                                                                  ------------
                                                  Net increase in cash                                                   1,318

                                          CASH    Cash (bank overdraft) at beginning of year                              (856)
                                                                                                                  ------------
                                                  Cash at end of year                                                      462

                                  See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2004

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                                    ASSETS   Investment in Portfolio, at cost                                       66,001,856
                                                                                                              ----------------
                                             Investment in Portfolio, at value                                      66,103,606
                                             Expense reimbursement due from Investment Advisor                          19,796
                                             Deferred Trustees' compensation plan                                        3,461
                                                                                                              ----------------
                                                Total Assets                                                        66,126,863

                               LIABILITIES   Payable for:
                                              Distributions                                                             31,165
                                              Administration fee                                                        11,171
                                              Transfer agent fee                                                         2,643
                                              Pricing and bookkeeping fees                                               2,562
                                              Trustees' fees                                                               930
                                              Audit fee                                                                 15,140
                                              Custody fee                                                                  500
                                              Reports to shareholders                                                   17,000
                                             Deferred Trustees' fees                                                     3,461
                                             Other liabilities                                                           8,189
                                                                                                              ----------------
                                                Total Liabilities                                                       92,761

                                                                                                 NET ASSETS         66,034,102

                 COMPOSITION OF NET ASSETS   Paid-in capital                                                        73,439,417
                                             Overdistributed net investment income                                     (27,972)
                                             Accumulated net realized loss allocated from Portfolio                 (7,479,093)
                                             Net unrealized appreciation on investments
                                              allocated from Portfolio                                                 101,750
                                                                                                              ----------------
                                                                                                 NET ASSETS         66,034,102

                                             Shares outstanding (unlimited number authorized)                        6,747,447
                                             Net asset value per share                                                    9.79

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2004

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                         INVESTMENT INCOME   Interest, dividends and fees allocated from Portfolio                   4,178,300

                                  EXPENSES   Net operating expenses allocated from Portfolio                           431,001
                                             Administration fee                                                        165,949
                                             Transfer agent fee                                                         16,638
                                             Pricing and bookkeeping fees                                               25,580
                                             Trustees' fees                                                             15,359
                                             Custody fee                                                                 2,871
                                             Other expenses                                                             83,637
                                                                                                              ----------------
                                              Total Operating Expenses                                                 741,035
                                             Interest expense allocated from Portfolio                                   2,659
                                                                                                              ----------------
                                             Total Expense                                                             743,694
                                                                                                              ----------------
                                             Fees and expenses waived or reimbursed
                                              by investment advisor                                                   (120,739)
                                                                                                              ----------------
                                              Net Expenses                                                             622,955
                                                                                                              ----------------
                                             Net Investment Income                                                   3,555,345

NET REALIZED AND UNREALIZED GAIN (LOSS) ON   Net realized gain on investments
      INVESTMENTS ALLOCATED FROM PORTFOLIO    allocated from Portfolio                                                 772,663
                                             Net change in unrealized
                                              appreciation/depreciation on
                                              investments allocated from Portfolio                                   3,878,586
                                                                                                              ----------------
                                             Net Gain                                                                4,651,249
                                                                                                              ----------------
                                             Net Increase in Net Assets
                                              from Operations                                                        8,206,594

                                  See Accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

INCREASE (DECREASE) IN NET ASSETS:           YEAR ENDED AUGUST 31                                     2004 ($)        2003 ($)
------------------------------------------   ---------------------------------------------------------------------------------
                                OPERATIONS   Net investment income                                   3,555,345       5,385,567
                                             Net realized gain (loss) on investments
                                              allocated from Portfolio                                 772,663      (2,409,848)
                                             Net realized loss on the disposal of
                                              investments in violation of restrictions
                                              and subsequently reimbursed by affiliate
                                              allocated from Portfolio                                      --              --
                                             Net change in unrealized appreciation/depreciation
                                              on investments allocated from Portfolio                3,878,586       6,893,031
                                                                                                   -----------     -----------
                                             Net Increase from Operations                            8,206,594       9,868,750

    DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income                             (3,568,779)     (5,397,399)

                        SHARE TRANSACTIONS   Subscriptions                                           1,300,003              --
                                             Distributions reinvested                                3,199,887       5,469,970
                                             Redemptions                                           (32,809,314)    (21,147,179)
                                                                                                   -----------     -----------
                                             Net Decrease from Share Transactions                  (28,309,424)    (15,677,209)
                                                                                                   -----------     -----------
                                             Total Decrease in Net Assets                          (23,671,609)    (11,205,858)

                                NET ASSETS   Beginning of period                                    89,705,711     100,911,569
                                             End of period (including overdistributed net
                                              investment income of $(27,972) and $(28,666),
                                              respectively)                                         66,034,102      89,705,711

                         CHANGES IN SHARES   Subscriptions                                             134,996              --
                                             Issued for distributions reinvested                       330,554         616,460
                                             Redemptions                                            (3,389,936)     (2,392,797)
                                                                                                   -----------     -----------
                                              Net Decrease                                          (2,924,386)     (1,776,337)

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2004

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

NOTE 1. ORGANIZATION

Highland Institutional Floating Rate Income Fund (the "Fund") formerly Columbia Institutional Floating Rate Income Fund, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

Effective October 13, 2003, the Fund changed its name from Stein Roe Institutional Floating Rate Income Fund to Columbia Institutional Floating Rate Income Fund. Also on that date, the Portfolio changed its name from Stein Roe Floating Rate Limited Liability Company to Columbia Floating Rate Limited Liability Company.

Effective October 18, 2004, the Columbia Institutional Floating Rate Income Fund was renamed Highland Institutional Floating Rate Income Fund. Also on that date, the Columbia Floating Rate Limited Liability Company was renamed Highland Floating Rate Limited Liability Company.

INVESTMENT GOAL

The Fund invests all of its investable assets in Highland Floating Rate Limited Liability Company (the "Portfolio") formerly Columbia Floating Rate Limited Liability Company. The Portfolio seeks a high level of current income consistent with preservation of capital.

THE PORTFOLIO

The Portfolio is a non-diversified, closed-end management investment company organized as a Delaware limited liability company. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods in compliance with the Internal Revenue Code. At August 31, 2004, the Fund and the Columbia Floating Rate Fund owned 7.4% and 92.6%, respectively, of the Portfolio.

FUND SHARES

The Fund may issue an unlimited number of shares, which are offered continuously at net asset value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio and the Fund in the preparation of their financial statements.

SECURITY VALUATION

The value of the Portfolio is determined in accordance with guidelines established and periodically reviewed by the Board of Trustees. Senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. The prices provided by these principal market makers may differ from the value that would be realized if the loans were sold and the difference could be material to the financial statements. In the absence of actual market values, the senior loans will be valued at fair value, which is intended to approximate market value, pursuant to procedures approved by the Board of Trustees. In determining fair value, the following factors, among others, will be considered on an on-going basis: (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such senior loan interests; and (iii) recent prices in the market for instruments of similar quality, rate and interest rate redeterminiation period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a senior loan may differ significantly from the value that would have been used had there been market activity for that senior loan interest.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio's investment advisor has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Facility fees received are treated as market discounts. Unamortized facility fees are reflected as deferred fees on the Statement of Assets and Liabilities.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods in compliance with the Internal Revenue Service. Therefore, no federal income tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

STATEMENT OF CASH FLOWS

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Portfolio's Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2004, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

   OVERDISTRIBUTED        ACCUMULATED
   NET INVESTMENT         NET REALIZED            PAID-IN
       INCOME                 LOSS                CAPITAL
------------------------------------------------------------
      $  14,128           $  (14,129)               $  1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                                                      AUGUST 31,      AUGUST 31,
                                                         2004            2003
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
  ORDINARY INCOME*                                   $  3,568,779    $ 5,397,399

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

       UNDISTRIBUTED             UNDISTRIBUTED
         ORDINARY                  LONG-TERM             NET UNREALIZED
          INCOME                 CAPITAL GAINS           APPRECIATION*
-----------------------------------------------------------------------
         $   35,698                 $   --                 $   42,839

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and accretion/amortization on debt securities.

Portfolio unrealized appreciation and depreciation at August 31, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

     UNREALIZED APPRECIATION                          $    59,826,952
     UNREALIZED DEPRECIATION                              (59,232,503)
                                                      ---------------
       NET UNREALIZED APPRECIATION                    $       594,449

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               YEAR OF                 CAPITAL LOSS
             EXPIRATION                CARRYFORWARD
----------------------------------------------------------------
                2009                   $     16,991
                2010                      2,799,382
                2011                      1,685,798
                2012                      2,947,361
                                       $  7,449,532

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Effective April 15, 2004, Highland Capital Management, L.P. ("Highland") is the investment advisor to the Portfolio and the Fund. Prior to April 15, 2004, Columbia Management Advisors, Inc. ("Columbia") was the investment advisor to the Portfolio and the Fund. Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), however effective April 1, 2004, FleetBoston, including the Portfolio's and the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The change in investment advisor will not impact the Portfolio's investment strategy.

INVESTMENT ADVISORY FEE

Highland receives a monthly investment advisory fee based on the Portfolio's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------------
          FIRST $1 BILLION                 0.45%
           NEXT $1 BILLION                 0.40%
           OVER $2 BILLION                 0.35%

For the period November 1, 2003 through April 14, 2004, Columbia received a monthly investment advisory fee based on the same fee schedule. Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.45% of the Portfolio's average daily net assets.

For the year ended August 31, 2004, the Portfolio's effective investment advisory fee rate was 0.45%.

ADMINISTRATION FEES

During the year ended August 31, 2004, Columbia provided administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily net assets.

Effective October 18, 2004, Highland replaced Columbia to provide administrative services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily managed assets. Also effective October 18, 2004, under a separate agreement, Highland has delegated certain administrative functions to PFPC, Inc. ("PFPC"). PFPC receives a fee from Highland at the annual rate of 0.01% of the Fund's average daily managed assets.

PRICING AND BOOKKEEPING FEES

During the year ended August 31, 2004, Columbia was responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia delegated those functions to State Street Corporation ("State Street"). As a result, Columbia paid the total fees collected to State Street under the Outsourcing

Agreement.

Under its pricing and bookkeeping agreement with the Portfolio and the Fund, Columbia received from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee. The additional fee rate was calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Portfolio also paid additional fees for pricing services based on the number of securities held by the Portfolio. For the year ended August 31, 2004, the Fund's and the Portfolio's effective pricing and bookkeeping fee rates, inclusive of out-of-pocket expenses, was 0.031% and 0.030% respectively.

Effective October 18, 2004, the pricing and bookkeeping agreement with Columbia was terminated, and the Fund entered into a new agreement with PFPC to provide accounting services.

TRANSFER AGENT FEE

During the year ended August 31, 2004, Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provided shareholder services to the Fund. For such services, the Transfer Agent received a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also received reimbursement for certain out-of-pocket expenses.

The Portfolio paid the Transfer Agent a monthly fee equal to $6,000 annually.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the year ended August 31, 2004, the Fund's and the Portfolio's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.02% and 0.001% respectively. Effective October 18, 2004, PFPC replaced Columbia Funds Services, Inc., to provide shareholder services to the Fund.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Highland has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (inclusive of allocated Portfolio expenses but exclusive of brokerage commissions, interest, commitment fees, taxes and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Highland at any time. Prior to April 15, 2004, Columbia voluntarily waived fees and reimbursed certain expenses of the Fund based on the same fee structure.

CUSTODY CREDITS

During the year ended August 31, 2004, the Portfolio had an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Effective October 18, 2004, the agreement with its former custodian bank was terminated.

FEES PAID TO OFFICERS AND TRUSTEES

Effective August 5, 2004, new officers of the Fund were elected. The Fund pays no compensation to these officers, all of whom are employees of Highland. Prior to this date, all of the Fund's officers were employees of Columbia or its affiliates. The Fund's previous officers also received no compensation from the Fund.

Effective July 30, 2004, the shareholders of the Fund voted to elect a new Board of Trustees in connection with the change in Investment Advisor. The Portfolio pays each Trustee of the Fund a flat rate fee of $20,000 per year for services provided as a Board member of the Fund. This fee is allocated between the Fund and the Highland Floating Rate Fund. Prior to July 30, 2004, the previous Trustees of the Fund participated in a deferred compensation plan. Any continuing obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provided certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended August 31, 2004, the Fund paid $1,428 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended August 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $891,194,827 and $612,433,161, respectively.

NOTE 6. TENDER OF SHARES

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15th day of March, June, September and December of each year, or the next business day if the 15th is not a business day, as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. The Fund may repurchase an additional amount of shares up to 2% of the shares outstanding on the Repurchase Request Deadline if the shareholders' offer for repurchase exceeds the Repurchase Offer Amount. For the year ended August 31, 2004, there were four tender offers in September, December, March and June. For each tender, the Fund offered to repurchase 10%, 10%, 10% and 25%, respectively, of its shares, and 8.50%, 0.00%, 1.28% and 26.81%, respectively, of shares outstanding were tendered.

NOTE 7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Portfolio invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of Variable Rate Senior Loan interests to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Portfolio purchases a participation of a senior loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation, not with the borrower directly. As such, the Portfolio assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Portfolio and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry.

At August 31, 2004, the following sets forth the selling participants with respect to interests in senior loans purchased by the Portfolio on a participation basis.

                                                     PRINCIPAL
SELLING PARTICIPANT                                    AMOUNT           VALUE
--------------------------------------------------------------------------------
CITIBANK:
  INSIGHT HEALTH SERVICES CORP.
     TERM LOAN B                                     $  4,353,030    $ 4,385,678
  NEXTEL FINANCE CO, INC.
     TERM LOAN E                                        2,992,481      3,011,645
GOLDMAN SACHS:
  BRIDGE INFORMATION SYSTEMS, INC.
     MULTIDRAW TERM LOAN                                  508,890         30,533

NOTE 8. UNFUNDED LOAN COMMITMENTS

As of August 31, 2004, the Portfolio had unfunded loan commitments of $16,117,889, which could be extended at the option of the Borrower, pursuant to the following loan agreements:

                                                                       UNFUNDED
BORROWER                                                              COMMITMENT
--------------------------------------------------------------------------------
CELANESE                                                           $   1,861,107
CENTENNIAL CELLULAR OPERATING CO - TRANCHE B REVOLVER                  2,250,000
CSC HOLDINGS, INC.                                                       395,833
DOBSON CELLULAR SYSTEMS, INC. - REVOLVER                               1,016,667
FEDERAL-MOGUL CORP.                                                      109,615
SBA SENIOR FINANCE                                                       484,615
TYCO INTERNATIONAL GROUP SA                                           10,000,000
                                                                   -------------
                                                                   $  16,117,889

NOTE 9. LINE OF CREDIT

During the year ended August 31, 2004, the Portfolio and other affiliated funds participate in a $350,000,000 credit facility, or emergency purposes to facilitate portfolio liquidity. Interest was charged to the Portfolio based on its borrowings. In addition, the Portfolio agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended August 31, 2004, the average daily loan balance outstanding on days where borrowings existed was $36,714,286 at a weighted average interest rate of 1.55%.

Effective September 13, 2004, the $350,000,000 credit facility was terminated and the Portfolio entered into a $150,000,000 credit facility which replaced the credit facility mentioned above. The new credit facility is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Portfolio based on its borrowings. In addition, the Portfolio has agreed to pay commitment fees on the unutilized line of credit.

NOTE 10. SHARES OF BENEFICIAL INTEREST

As of August 31, 2004, 91.7% of the outstanding shares of the Fund were held by five shareholders, each of which represents in excess of 5% of the Fund's shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Fund.

NOTE 11. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NON-PAYMENT RISK

Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.

CREDIT RISK

Securities rated below investment grade are commonly referred to as high-yield, high risk or "junk debt". They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Investments in high-yield Senior Loans may result in greater net asset value fluctuation than if the Portfolio did not make such investments.

LEGAL PROCEEDINGS

Columbia, Columbia Funds Distributor, Inc. ("CFDI"), certain of their affiliates and the Fund (collectively, "The Columbia Group"), have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the fund.

In connection with the events described in detail above, various parties have filed suit against certain funds (including the Fund), their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities and the Fund have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds and the Fund have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit and that the likelihood they will have a material adverse impact on any fund is remote.

                       This page intentionally left blank.

FINANCIAL HIGHLIGHTS

                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

SELECTED DATA FOR AN INTEREST OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                        YEAR ENDED AUGUST 31,
                                                      2004         2003          2002          2001         2000
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Total return                                          10.39%       11.68%(a)    (2.20)%        5.15%        8.73%
Operating expenses                                     0.52%(b)     0.57%(b)     0.55%(b)      0.53%(b)     0.55%
Interest expense                                         --(c)        --(c)      0.03%           --           --
Net expenses                                           0.52%(b)     0.57%(b)     0.58%(b)      0.53%(b)     0.55%
Net investment income                                  4.45%(b)     5.96%(b)     6.42%(b)(d)   8.94%(b)     9.26%
Portfolio turnover rate                                  97%          75%          70%           63%          21%

(a) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Portfolio's return.
(b) The benefits derived from custody credits, and directed brokerage arrangements, if applicable, had an impact of less than 0.01%
(c)  Rounds to less than 0.01%.
(d) Effective September 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on debt securities. The effect of this change for the year ended August 31, 2002, was to increase the ratio of net investment income to average net assets from 6.41% to 6.42%. Ratios and supplemental data for the periods prior to August 31, 2002 have not been reinstated to reflect this change in presentation.

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                            YEAR ENDED AUGUST 31,
                                                     2004          2003           2002              2001           2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    9.27     $    8.81     $     9.61        $    10.00     $    10.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.41(a)       0.52(a)        0.60(a)(b)        0.87(a)        0.88
Net realized and unrealized gain (loss)
allocated from Portfolio                                0.53          0.46          (0.82)(b)         (0.40)         (0.07)
                                                   ---------     ---------     ----------        ----------     ----------
Total from Investment Operations                        0.94          0.98          (0.22)             0.47           0.81

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.42)        (0.52)         (0.58)            (0.85)         (0.88)
From net realized gains                                   --            --             --             (0.01)            --(c)
                                                   ---------     ---------     ----------        ----------     ----------
Total Distributions Declared
to Shareholders                                        (0.42)        (0.52)         (0.58)            (0.86)         (0.88)

NET ASSET VALUE, END OF PERIOD                     $    9.79     $    9.27     $     8.81        $     9.61     $    10.00
Total return (d)                                       10.25%        11.50%(e)      (2.39)%            4.93%          8.52%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net operating expenses                                  0.75%         0.75%          0.75%             0.75%          0.75%
Interest expense allocated from Portfolio                 --(f)         --(f)        0.03%               --             --
Net expenses                                            0.75%         0.75%          0.78%             0.75%          0.75%
Net investment income                                   4.29%         5.81%          6.28%(b)          8.90%          8.97%
Waiver/reimbursement                                    0.15%         0.24%          0.21%             0.10%          0.14%
Net assets, end of period (000's)                  $  66,034     $  89,706     $  100,912        $  135,964     $  184,661

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.01, and increase net realized and unrealized loss per share by $0.01. The impact to the ratio of net investment income to average net assets increased from 6.27% to 6.28%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c)  Rounds to less than $0.01.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return consists of a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's return.
(f)  Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND THE SHAREHOLDERS OF HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND AND THE TRUSTEES AND PARTICIPANTS OF HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Institutional Floating Rate Income Fund (the "Fund") (formerly Columbia Institutional Floating Rate Income Fund) and Highland Floating Rate Limited Liability Company (the "Portfolio") (formerly Columbia Floating Rate Limited Liability Company), at August 31, 2004, and the results of their operations, the changes in their net assets, the Portfolio's cash flows and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments held at August 31, 2004 by correspondence with the custodian and the banks with whom the Portfolio owns participations in loans, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 27, 2004

UNAUDITED INFORMATION

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

On July 30, 2004, a Special Meeting of the Shareholders of the Fund was held to elect five Trustees for the Fund, five Managers for the Portfolio and to approve a new advisory agreement between Highland Capital Management, L.P. and the Portfolio. On June 1, 2004, the record date for the Meeting, the Fund had outstanding 9,138,921.4100 shares of beneficial interest. The votes cast at the Meeting were as follows:

1. ELECTION OF FIVE (5) TRUSTEES:

                                  FOR            WITHHELD       BROKER NON-VOTES
                                  ---            --------       ----------------
Timothy K. Hui               5,455,759.2060     81,995.3050            0
Scott F. Kavanaugh           5,455,759.2060     81,995.3050            0
James F. Leary               5,455,759.2060     81,995.3050            0
Brian A. Ward                5,455,759.2060     81,995.3050            0
R. Joseph Dougherty          5,455,759.2060     81,995.3050            0

2. ELECTION OF FIVE (5) MANAGERS:

                                  FOR            WITHHELD       BROKER NON-VOTES
                                  ---            --------       ----------------
Timothy K. Hui               5,455,759.2060     81,995.3050            0
Scott F. Kavanaugh           5,455,759.2060     81,995.3050            0
James F. Leary               5,455,759.2060     81,995.3050            0
Brian A. Ward                5,455,759.2060     81,995.3050            0
R. Joseph Dougherty          5,455,759.2060     81,995.3050            0

3. TO APPROVE THE FUND'S ADVISORY AGREEMENT BETWEEN HIGHLAND CAPITAL MANAGEMENT, L.P. AND THE PORTFOLIO:

For:                         5,455,759.21      shares of beneficial interest
                                               being a majority of the shares
                                               represented at the Meeting
Against:                        81,995.31      shares of beneficial interest
Abstain:                             0.00      shares of beneficial interest
Broker Non-Votes:                       0

TRUSTEES

                                                     HIGHLAND FLOATING RATE FUND

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each trustee and officer listed below serves in the same capacity for the other three Highland Funds and for the two Prospect Street Funds (Prospect Street(R) High Income Portfolio Inc. and Prospect Street(R) Income Shares Inc. (two closed-end funds advised by Highland). The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 877-665-1287.

NAME, ADDRESS AND AGE, POSITION WITH THE FUND,   PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD
YEAR FIRST ELECTED OR APPOINTED TO OFFICE
DISINTERESTED TRUSTEES

TIMOTHY K. HUI (age 55)                          Assistant Provost for and, since September 1998, Director of Learning
48 Willow Greene Drive                           Resources of the Philadelphia Biblical University.
Churchville, PA 18966
Trustee (since 2004)

SCOTT F. KAVANAUGH (age 43)                      Since March 2003, Sales Representative at Round Hill Securities. From
9 Old Ranch Road                                 February 2003 to July 2003, Executive at Provident Funding Mortgage
Laguna Niguel, CA 92677                          Corporation. From January 2000 to February 2003, Executive Vice President,
Trustee (since 2004)                             Director and Treasurer of Commercial Capital Bank. From April 1998 to
                                                 February 2003, Managing Principal and Chief Operating Officer of Financial
                                                 Institutional Partners Mortgage Company and Managing Principal and President
                                                 of Financial Institutional Partners, LLC, an investment banking firm.

JAMES F. LEARY (age 73)                          Since January 1999, Managing Director of Benefit Capital Southwest, Inc., a
15851 N. Dallas Parkway                          financial consulting firm. Director for Capstone Asset Management Group of
Suite 500                                        Mutual Funds (nine portfolios)
Addison, Texas 75001
Trustee (since 2004)

BRYAN A. WARD (age 49)                           Since January 2002, Senior Manager of Accenture, LLP, a consulting firm.
901 Main Street                                  From September 1998 to December 2001, Special Projects Advisor, Contractor
Dallas, Texas 75202                              and Information Technology consultant to Accenture, LLP.
Trustee (since 2004)

INTERESTED TRUSTEE

R. JOSEPH DOUGHERTY (age 34)                     Since January 2003, Senior Portfolio Manager of Highland. From January 1999
13455 Noel Road Suite 1300                       to January 2003, Portfolio Manager of Highland. Prior to January 1999,
Dallas, TX 75240                                 Portfolio Analyst for Highland.
Trustee (since 2004)

OFFICERS

                                                     HIGHLAND FLOATING RATE FUND

NAME, ADDRESS AND AGE, POSITION WITH THE FUND,   PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE
JAMES D. DONDERO (42)                            President and Managing Partner of the Highland.
13455 Noel Road Suite 1300
Dallas, TX 75240
President (Since August 5, 2004)

MARK K. OKADA (43)                               Chief Investment Officer of the Adviser.
13455 Noel Road Suite 1300
Dallas, TX 75240
Executive Vice President (Since August 5, 2004)

R. JOSEPH DOUGHERTY (34)                         Since January 2003, Senior Portfolio Manager of Highland. From January 1999
13455 Noel Road Suite 1300                       to January 2003, Portfolio Manager of Highland. Prior to January 1999,
Dallas, TX 75240                                 Portfolio Analyst for Highland.
Senior Vice President (Since August 5, 2004)

M. JASON BLACKBURN (28)                          Assistant Controller of the Highland. From September 1999 to October 2001,
13455 Noel Road Suite 1300                       an accountant for KPMG LLP.
Dallas, TX 75240
Secretary and Treasurer (Since August 5, 2004)

IMPORTANT INFORMATION ABOUT THIS REPORT

                                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

TRANSFER AGENT
PFPC Inc.
400 Bellevue
Wilmington, DE 19809
877.665.1287

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

INVESTMENT ADVISOR
Highland Capital Management, L.P.
13455 Noel Rd. Suite 1300
Dallas, TX 75240

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 877-665-1287 and additional reports will be sent to you.

This report has been prepared for shareholders of Highland Institutional Floating Rate Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund's proxy voting record for the most recent 12-month period ended June 30, are available
(i) without charge, upon request, by calling 877-665-1287 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, beginning with the fiscal quarter ending November 30, 2004. The Fund's Forms N-Q are available on the Commission's website at http:/www.sec.gov and also may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND                     PRSRT STD
                  ANNUAL REPORT, AUGUST 31, 2004                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[HIGHLAND FUNDS LOGO]
MANAGED BY
HIGHLAND CAPITAL MANAGEMENT, L.P.

     PFPC DISTRIBUTORS, INC.
     760 MOORE ROAD
     KING OF PRUSSIA, PA 19406
     www.highlandfunds.com


                                                   S87-02/779S-0904 (10/04) 2926

ITEM 2.   CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant's Board of Trustees (the "Board") has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leary is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $9,060 in 2003 and $8,240 in 2004.

         (b) AUDIT-RELATED FEES. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,000 in 2003 and $3,500 in 2004. These services consisted of the review of the semi-annual financial statements, and agreed-upon procedures required by lending organizations.

         The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004 that were reasonably related to the performance of the annual audit of the Service Affiliate.

         (c) TAX FEES. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,000 in 2003 and $2,112 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

         The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

         (d) ALL OTHER FEES. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $0 in 2004.

         The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $95,000 in 2003 and $95,000 in 2004.

         NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2003 and $0 in 2004.

         AUDITOR INDEPENDENCE. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Highland Capital Management, L.P. ("HCMLP"), to vote the Registrant's proxies in accordance with HCMLP's proxy voting guidelines and procedures. HCMLP has adopted proxy voting guidelines (the "Guidelines") that provide as follows:

  - HCMLP votes proxies in respect of the Registrant's securities in the Registrant's best interests and without regard to the interests of HCMLP or any client of HCMLP.

  - Unless HCMLP's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decisions) or as otherwise provided below, HCMLP votes proxies in a manner consistent with the Guidelines.

  - To avoid material conflicts of interest, HCMLP applies the Guidelines in an objective and consistent manner across the Registrant's accounts. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines. For the Registrant, where a conflict of interest has been identified and the matter is not covered in the Guidelines, HCMLP will disclose the conflict and the Committee's determination of the matter in which to vote to the Registrant's Board.

  - HCMLP also may determine not to vote proxies in respect of securities of the Registrant if it determines it would be in the Registrant's best interests not to vote.

     HCMLP's Guidelines also address how it will vote proxies on particular types of matters such as corporate governance matters, disclosure of executive compensation and share repurchase programs. For example, HCMLP generally will:

  - Support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

  -  Support proposals seeking increased disclosure of executive compensation;
     and

  - Support management proposals to institute share repurchase plans in which all shareholders may participate on equal terms.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The Registrant has a Nominating Committee (the "Committee") of the Board responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. The Committee has adopted a Nominating Committee Charter (the "Charter"), pursuant to which the Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Registrant, Two Galleria Tower, 13455 Noel Road, Dallas, Texas 75240. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration various factors including character and integrity, business and professional experience, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Registrant and its stockholders. Submissions must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee. Submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 10. CONTROLS AND PROCEDURES.

          (a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

          (b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

          (a)(1) Code of ethics referred to in Item 2.

          (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

          (a)(3) Not applicable.

          (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

By:    /s/ James D. Dondero
       ----------------------
       James D. Dondero
       Chief Executive Officer

Date:  November 09, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ James D. Dondero
       ----------------------
       James D. Dondero
       Chief Executive Officer

Date:  November 09, 2004

By:    /s/ M. Jason Blackburn
       ----------------------
       M. Jason Blackburn
       Chief Financial Officer

Date:  November 09, 2004


                                  EXHIBIT INDEX

          (a)(1) Code of ethics referred to in Item 2.

          (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

          (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)